                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                   )    Chapter 11
                                         )
PEREGRINE SYSTEMS, INC., et al.,(1)      )    Case No. 02-12740 (JKF)
                                         )    (Jointly Administered)
                           Debtors.      )

              MONTHLY OPERATING REPORT FOR PEREGRINE SYSTEMS, INC.
                      FOR THE MONTH ENDED JANUARY 31, 2003

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302)652-4100
Facsimile: (302)652-4400

Counsel for the Debtors and
Debtors in Possession

March 28, 2003

---------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE - REGION 3

IN RE: PEREGRINE SYSTEMS, INC.                         CASE NO. 02-12740
                                             REPORTING PERIOD: 01/01/03-01/31/03

                            MONTHLY OPERATING REPORT
    FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS
                               AFTER END OF MONTH

         Submit copy of report to any official committee appointed in the case

---------------------------------------------------------------------------------------------------------------------
                                                                                       DOCUMENT        EXPLANATION
                     REQUIRED DOCUMENTS                                  FORM NO       ATTACHED         ATTACHED
---------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1                         See Attestation
                                                                       (CON'T)                       Letter
   Copies of bank statements                                                                         See Attestation
                                                                                                     Letter
   Cash disbursements journals                                                            X
Statement of Operations                                                MOR-2              X
Balance Sheet                                                          MOR-3              X
Status of Postpetition Taxes                                           MOR-4                         See Attestation
                                                                                                     Letter
   Copies of IRS Form 6123 or payment receipt                                                        None
   Copies of tax returns filed during reporting period                                               None
Summary of Unpaid Postpetition Debts                                   MOR-4              X
   Listing of aged accounts payable                                                                  Available upon
                                                                                                     request
Accounts Receivable Reconciliation and Aging                           MOR-5              X
Debtor Questionnaire                                                   MOR-5              X
---------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

_____________________________________        ___________________________________
Signature of Debtor                          Date

_____________________________________        ___________________________________
Signature of Joint Debtor                    Date

/s/ Ken Sexton                                3/24/03
-------------------------------------        -----------------------------------
Signature of Authorized Individual           Date

Ken Sexton                                   Chief Financial Officer
-------------------------------------        -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: January 31, 2003

PEREGRINE SYSTEMS, INC.  Case No. 02-12740-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended January 31, 2003.

                                                   BANK ACCOUNT
ACCOUNT DESCRIPTION             BANK NAME             NUMBER            BALANCE PER BOOKS
-------------------             ---------             ------            -----------------
Operating Account A          Bank of America       123-310-4096           $    (75,729)
Operating Account B          Bank of America       145-010-8273             12,419,616
Stock Options              Salomon Smith Barney    6132003515765                     0
Payroll                      Bank of America       145-090-8274                254,239
Litigation                   Bank of America       123-310-4850              3,200,000
Checking                     Bank of America       123-310-3945             (2,217,942)
Money Market                 Bank of America          874289               150,000,000
Third Party Account          Bank of America       123-310-2013                201,244
Lockbox                      Bank of America       736-631-0021                      0
Cigna Health CA                  Citibank            30490936                 (117,137)
Cigna Health Non-CA              Citibank            30490928                 (175,548)
Stock Options                Bank of America       123-363-4482                      0
IBM Collateral                   Key Bank         40204230688340                     0
IBM Escrow                   Bank of America       123-306-6938             27,000,000
Telco Lockbox                Bank of America       375-155-5694                      0
Foothill Sweep Account       Well Fargo Bank        4000052746                       0
A/R Financing                Well Fargo Bank        4905015277                       0
                                                                          ------------
                                                                Total     $190,488,743
                                                                          ============

2) All post-petition tax liabilities due and owing as of January 31, 2003 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: March 24, 2003

/s/ Ken Sexton
-----------------------
Ken Sexton
Chief Financial Officer
Peregrine Systems, Inc.

In re: Peregrine Systems, Inc.             Case No. 02-12740 (JKF)
                                           Reporting Period: 01/01/03 - 01/31/03

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

---------------------------------------------------------------------------------------------------------------------------------
                                                                              BANK ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                      BANK OF AMERICA     BANK OF AMERICA      SALOMON       BANK OF AMERICA    BANK OF AMERICA
                                       OPER. ACCT. A       OPER. ACCT. B    STOCK OPTIONS        PAYROLL          LITIGATION
                                       #1233-1-04096       #1450-1-08273    #6132003515765    #1450-9-08274       #1233104850
---------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                   (75,729.24)      10,491,475.28         0.00              90,751.46      3,200,000.00
                                      ========================================================================================
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)                (4,914,446.78)       4,557,683.36
CASH FROM DEBTOR FINANCING-BMC                  0.00
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS
OTHER (ATTACH LIST)                             0.00                0.00
TRANSFERS (FROM DIP ACCTS)              7,085,770.92      155,504,228.26                        5,083,257.89
TRANSFER FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE                             9,600,000.00
                                      ----------------------------------------------------------------------------------------
    TOTAL RECEIPTS                      2,171,324.14      169,661,911.62         0.00           5,083,257.89              0.00
                                      ========================================================================================

DISBURSEMENTS
NET PAYROLL                                                                                    (2,900,191.43)
PAYROLL TAXES                                                                                  (2,010,700.44)
SALES, USE & OTHER TAXES                  (43,495.93)               0.00
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE                           (648,102.21)         (44,393.94)                          (2,415.11)
SELLING                                         0.00
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS            (190,673.00)
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                 (570,172.00)    (167,040,101.50)                          (6,463.69)
TRANSFERS TO DEBTOR AFFILIATE                   0.00         (649,275.00)
PROFESSIONAL FEES                        (718,881.00)
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                    (2,171,324.14)    (167,733,770.44)        0.00          (4,919,770.67)             0.00
                                      ========================================================================================
NET CASH FLOW                                   0.00        1,928,141.18         0.00             163,487.22              0.00
                                      ========================================================================================
CASH - END OF MONTH (2)                   (75,729.24)      12,419,616.46         0.00             254,238.68      3,200,000.00

-------------------------------------------------------------------------------------------------------------------
                                                                       BANK ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                       BANK OF AMERICA      BANK OF AMERICA    BANK OF AMERICA    BANK OF AMERICA
                                           CHECKING          MONEY MARKET      3RD PARTY ACCT     CHICAGO LOCKBOX
                                         #1233103945            #874289          #1233102013        #7366310021
-------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                 (1,896,627.51)      150,000,000.00         201,045.28                0.00
                                       ==========================================================================
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)                                                                              5,355,299.82
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS
OTHER (ATTACH LIST)                                              48,750.00             198.60
TRANSFERS (FROM DIP ACCTS)                4,777,923.06      150,000,000.00                              92,214.75
TRANSFER FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE
                                       --------------------------------------------------------------------------
    TOTAL RECEIPTS                        4,777,923.06      150,048,750.00             198.60        5,447,514.57
                                       ==========================================================================

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES                   (938,544.36)
INVENTORY PURCHASES                          (8,622.53)
SECURED/RENTAL/LEASES                      (870,170.63)
INSURANCE
ADMINISTRATIVE                           (3,119,035.55)
SELLING                                     (35,543.79)
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                          0.00     (150,048,750.00)                         (5,447,514.57)
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES                          (107,820.77)
U.S. TRUSTEE QUARTERLY FEES                 (19,500.00)
COURT COSTS
TOTAL DISBURSEMENTS                      (5,099,237.63)    (150,048,750.00)              0.00       (5,447,514.57)
                                       ==========================================================================
NET CASH FLOW                              (321,314.57)               0.00             198.60                0.00
                                       ==========================================================================
CASH - END OF MONTH (2)                  (2,217,942.08)     150,000,000.00         201,243.88                0.00

-------------------------------------------------------------------------------
                                                  BANK ACCOUNTS
-------------------------------------------------------------------------------
                                             CITIBANK         CITIBANK
                                            CIGNA - CA     CIGNA - NON-CA
                                             #30490936       #30490928
-------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                         417.63         (84,421.88)
                                          ===============================
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE (1)
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)                  393,830.39         176,341.61
TRANSFER FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE
                                          -------------------------------
    TOTAL RECEIPTS                          393,830.39         176,341.61
                                          ===============================

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE                                  (511,384.64)       (267,468.08)
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                        (511,384.64)       (267,468.08)
                                          ===============================
NET CASH FLOW                              (117,554.25)        (91,126.47)
                                          ===============================
CASH - END OF MONTH (2)                    (117,136.62)       (175,548.35)

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS

  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS

  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

NOTES:

(1) JANUARY ACTIVITY IS NET OF APPROXIMATELY $5,509,000 OF REPAYMENTS TO ASSET PURCHASER OF REMEDY, INC. FOR ACCOUNTS RECEIVABLE COLLECTIONS INADVERTENTLY REMITTED TO REMEDY LOCKBOXES SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE.

(2) AN ESCROW ACCOUNT AT JP MORGAN WAS ESTABLISHED CONCURRENTLY WITH THE CLOSING OF THE REMEDY SALE TRANSACTION. $10 MILLION OF THE PURCHASE PRICE WENT DIRECTLY INTO THIS ACCOUNT AND WILL REMAIN IN ESCROW PENDING DETERMINATION OF OF FINAL PURCHASE PRICE ADJUSTMENTS. THIS PART OF THE PURCHASE PRICE WAS EXCLUDED FROM PROCEEDS OF ASSET SALES REPORTED ON REMEDY'S MOR-1. FUTURE PROCEEDS FROM THIS ACCOUNT, IF ANY, WILL BE REFLECTED UPON RECEIPT.

                               MOR-1 January 2003

In re: Peregrine Systems, Inc.             Case No.  02-12740 (JKF)
                                           Reporting Period: 01/01/03 - 01/01/03

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

-----------------------------------------------------------------------------------------------------------------------------
                                                                             BANK ACCOUNTS

                                        BANK OF AMERICA      KEY BANK      BANK OF AMERICA  BANK OF AMERICA     WELLS FARGO
                                          OPTIONS ACCT    IBM COLLATERAL   IBM COLLECTIONS   TELCO LOCKBOX   FOOTHILL LOCKBOX
                                          #1233634482     #40204230688340    #1233066938     #01-3751555694    #4000-052746
-----------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                       0.00              0.00        27,000,000.00           0.00           0.00
=======================================================================================================================
RECEIPTS

CASH SALES
ACCOUNTS RECEIVABLE (1)                                                                         1,500.00
CASH FROM DEBTOR FINANCING-BMC
NET ADVANCES - FOOTHILL REVOLVER
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)                                                                        934.88
TRANSFER FROM NON-DEBTOR SUBSIDIARY
TRANSFERS FROM DEBTOR AFFILIATE

    TOTAL RECEIPTS                            0.00              0.00                 0.00       2,434.88           0.00
=======================================================================================================================
DISBURSEMENTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE                                                                                   (934.88)
SELLING
OTHER (ATTACH LIST)
LOAN REPAYMENT - FOOTHILL
LOAN REPAYMENT - BMC
LOAN REPAYMENT - FACTOR BANKS
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)                                                                       (1,500.00)
TRANSFERS TO DEBTOR AFFILIATE
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS                           0.00              0.00                 0.00      (2,434.88)          0.00
=======================================================================================================================
NET CASH FLOW                                 0.00              0.00                 0.00           0.00           0.00
=======================================================================================================================
CASH - END OF MONTH (2)                       0.00              0.00        27,000,000.00           0.00           0.00

-----------------------------------------------------------------------------------------------------------------
                                                                      BANK ACCOUNTS

                                                                  CURRENT         LESS: PAYMENTS
                                            WELLS FARGO            BEFORE          ON BEHALF OF        CURRENT
                                           A/R FINANCING           REMEDY            PEREGRINE          MONTH
                                            #4905-15277          ADJUSTMENT           REMEDY            ACTUAL
-----------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                        0.00            188,926,911.02                      188,926,911.02
=================================================================================================================
RECEIPTS

CASH SALES                                                               0.00                                0.00
ACCOUNTS RECEIVABLE (1)                                          5,000,036.40                        5,000,036.40
CASH FROM DEBTOR FINANCING-BMC                                           0.00                                0.00
NET ADVANCES - FOOTHILL REVOLVER                                         0.00                                0.00
SALE OF ASSETS                                                           0.00                                0.00
OTHER (ATTACH LIST)                                                 48,948.60                           48,948.60
TRANSFERS (FROM DIP ACCTS)                                     323,114,501.76                      323,114,501.76
TRANSFER FROM NON-DEBTOR SUBSIDIARY                                      0.00
TRANSFERS FROM DEBTOR AFFILIATE                                  9,600,000.00                        9,600,000.00
                                                                         0.00                                0.00
    TOTAL RECEIPTS                             0.00            337,763,486.76                      337,763,486.76
=================================================================================================================
DISBURSEMENTS

NET PAYROLL                                                     (2,900,191.43)        0.00          (2,900,191.43)
PAYROLL TAXES                                                   (2,010,700.44)        0.00          (2,010,700.44)
SALES, USE & OTHER TAXES                                          (982,040.29)                        (982,040.29)
INVENTORY PURCHASES                                                 (8,622.53)                          (8,622.53)
SECURED/RENTAL/LEASES                                             (870,170.63)                        (870,170.63)
INSURANCE                                                         (778,852.72)                        (778,852.72)
ADMINISTRATIVE                                                  (3,814,881.69)                      (3,814,881.69)
SELLING                                                            (35,543.79)                         (35,543.79)
OTHER (ATTACH LIST)                                                      0.00                                0.00
LOAN REPAYMENT - FOOTHILL                                                0.00                                0.00
LOAN REPAYMENT - BMC                                                     0.00                                0.00
LOAN REPAYMENT - FACTOR BANKS                                     (190,673.00)                        (190,673.00)
PRE-PETITION EXPENSES*                                                   0.00                                0.00
TRANSFERS (TO DIP ACCTS)                                      (323,114,501.76)                    (323,114,501.76)
TRANSFERS TO DEBTOR AFFILIATE                                     (649,275.00)                        (649,275.00)
PROFESSIONAL FEES                                                 (826,701.77)                        (826,701.77)
U.S. TRUSTEE QUARTERLY FEES                                        (19,500.00)                         (19,500.00)
COURT COSTS                                                              0.00                                0.00

TOTAL DISBURSEMENTS                            0.00           (336,201,655.05)        0.00        (336,201,655.05)
=================================================================================================================
NET CASH FLOW                                  0.00              1,561,831.71         0.00           1,561,831.71
=================================================================================================================
CASH - END OF MONTH (2)                        0.00            190,488,742.73

------------------------------------------------------------------------------------
                                                        BANK ACCOUNTS

                                           CUMULATIVE
                                               TO
                                              DATE           Prior Month Cumulative
------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                     4,776,667.00            4,776,667.44
========================================================
RECEIPTS

CASH SALES                                                                  0.00
ACCOUNTS RECEIVABLE (1)                    36,430,290.26           31,430,253.86
CASH FROM DEBTOR FINANCING-BMC             54,013,791.00           54,013,791.00
NET ADVANCES - FOOTHILL REVOLVER            2,144,024.01            2,144,024.01
SALE OF ASSETS                              5,018,188.00            5,018,188.00
OTHER (ATTACH LIST)                           946,151.71              897,203.11
TRANSFERS (FROM DIP ACCTS)              1,816,594,997.51        1,493,480,495.75
TRANSFER FROM NON-DEBTOR SUBSIDIARY           254,513.57              254,513.57
TRANSFERS FROM DEBTOR AFFILIATE           308,113,791.00          298,513,791.00
                                                    0.00                    0.00
    TOTAL RECEIPTS                      2,223,515,747.06        1,885,752,260.30
========================================================
DISBURSEMENTS

NET PAYROLL                               (14,995,229.34)         -12,095,037.91
PAYROLL TAXES                              (8,028,410.46)          -6,017,710.02
SALES, USE & OTHER TAXES                   (2,854,376.89)          -1,872,336.60
INVENTORY PURCHASES                          (123,596.20)            -114,973.67
SECURED/RENTAL/LEASES                      (5,192,655.19)          -4,322,484.56
INSURANCE                                  (3,273,231.24)          -2,494,378.52
ADMINISTRATIVE                            (32,346,823.70)         -28,531,942.01
SELLING                                      (329,738.65)            -294,194.86
OTHER (ATTACH LIST)                        (4,398,867.83)          -4,398,867.83
LOAN REPAYMENT - FOOTHILL                 (35,117,481.69)         -35,117,481.69
LOAN REPAYMENT - BMC                      (54,013,791.00)         -54,013,791.00
LOAN REPAYMENT - FACTOR BANKS             (43,757,669.41)         -43,566,996.41
PRE-PETITION EXPENSES*                     (1,650,181.06)          -1,650,181.06
TRANSFERS (TO DIP ACCTS)               (1,816,594,997.51)      -1,493,480,495.75
TRANSFERS TO DEBTOR AFFILIATE              (1,049,275.00)            -400,000.00
PROFESSIONAL FEES                            (942,399.39)            -115,697.62
U.S. TRUSTEE QUARTERLY FEES                   (37,500.00)             -18,000.00
COURT COSTS                                         0.00                    0.00

TOTAL DISBURSEMENTS                    (2,024,706,224.56)      -1,688,504,569.51
========================================================
NET CASH FLOW                             198,809,522.50          197,247,690.79
========================================================
CASH - END OF MONTH (2)                                                     0.00

                                                                                              Current
                                                                                               Month
                                                                                               Actual         Prior Month Cumulative
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                         336,201,655.05        47,137,139.25
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                      (323,763,776.76)       -5,773,851.55
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                   0.00                 0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                              12,437,878.29        41,363,287.70

NOTES:

(1) JANUARY ACTIVITY IS NET OF APPROXIMATELY $5,509,000 OF REPAYMENTS TO ASSET PURCHASER OF REMEDY, INC. FOR ACCOUNTS RECEIVABLE COLLECTIONS INADVERTENTLY REMITTED TO REMEDY LOCKBOXES SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE.

(2) AN ESCROW ACCOUNT AT JP MORGAN WAS ESTABLISHED CONCURRENTLY WITH THE CLOSING OF THE REMEDY SALE TRANSACTION. $10 MILLION OF THE PURCHASE PRICE WENT DIRECTLY INTO THIS ACCOUNT AND WILL REMAIN IN ESCROW PENDING DETERMINATION OF OF FINAL PURCHASE PRICE ADJUSTMENTS. THIS PART OF THE PURCHASE PRICE WAS EXCLUDED FROM PROCEEDS OF ASSET SALES REPORTED ON REMEDY'S MOR-1. FUTURE PROCEEDS FROM THIS ACCOUNT, IF ANY, WILL BE REFLECTED UPON RECEIPT.

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              01/01/2003-01/31/2003

WIRE TRANSFERS:
  B OF A OPERATING ACCOUNT A (#1233-1-04096):                                  2,171,324.14
  B OF A OPERATING ACCOUNT B (#1450-1-08273):                                167,733,770.44
  B OF A PAYROLL ACCOUNT (#1450-9-08274):                                      4,919,770.67
  B OF A MONEY MARKET (#874289)                                              150,048,750.00
  B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)                                 5,447,514.57
  B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)                                    2,434.88
                                                                          -----------------
TOTAL PAYMENTS BY WIRE (INCLUDING PAYROLL TRANSFERS)                         330,323,564.70

PAYMENTS BY CHECK:
  B OF A CHECKING ACCOUNT (#1233103945)                                        5,099,237.63
  Citibank Cigna-CA Account (#30490936)                                          511,384.64
  Citibank Cigna- Non-CA Account( #30490928)                                     267,468.08
                                                                          -----------------
TOTAL PAYMENTS BY CHECK                                                        5,878,090.35

                                                                          -----------------
TOTAL OF ALL DISBURSEMENTS AND TRANSFERS                                  $  336,201,655.05
                                                                          =================

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              01/01/2003-01/31/2003

B OF A OPERATING ACCOUNT A (#1233-1-04096):

   Date                    Payee                              Description                   Amount             MOR-1 Category
   1/3/2003  BMC Software                          Remit Cash Collected on Sold A/R       996,235.24   Other
   1/3/2003  BMC Software                          Remit Cash Collected on Sold A/R     1,738,041.43   Other
   1/6/2003  Putnam                                401(k) Plan Remittances                 48,857.89   Administrative
   1/7/2003  Triad                                 Employee Benefit Plan Admin.             9,100.00   Administrative
   1/8/2003  Profitline                            Utilities                                6,056.83   Administrative
   1/9/2003  BMC Software                          Remit Cash Collected on Sold A/R       727,397.83   Other
  1/15/2003  Profitline                            Utilities                               27,683.60   Administrative
  1/16/2003  BMC Software                          Remit Cash Collected on Sold A/R       737,424.53   Other
  1/21/2003  Commonwealth of PA Sales Tax          Sales, Use & Other Taxes                10,835.84   Sales, Use & Other Taxes
  1/21/2003  Texnet State Comptroller              Sales, Use & Other Taxes                29,980.09   Sales, Use & Other Taxes
  1/21/2003  Profitline                            Utilities                              400,174.30   Administrative
  1/23/2003  BMC Software                          Remit Cash Collected on Sold A/R       715,347.75   Other
  1/29/2003  Profitline                            Utilities                               25,663.42   Administrative
  1/29/2003  Fleet Business Credit                 Remit Cash Collected on Sold A/R       190,673.00   Loan Repayment - Factor Bank
  1/30/2003  Symphony Service Corp                 Remit Cash Collected on Sold A/R        49,316.17   Administrative
  1/30/2003  Peregrine Flexible Spending Account   Employee Benefit Account                75,000.00   Administrative
  1/31/2003  Board of Equalization                 Sales, Use & Other Taxes                 2,680.00   Sales, Use & Other Taxes
  1/31/2003  AMR Research                          Market research data                     6,250.00   Administrative
  1/31/2003  PriceWaterhouse                       Professional Fees - Audit              718,881.00   Professional Fees
                                                                                      --------------
SUBTOTAL - DISBURSEMENTS                                                                6,515,598.92

LESS: PAYMENTS TO BMC THAT ARE RETURN OF CASH COLLECTED BY REMEDY (1)
   1/3/2003  BMC Software                          Remit Cash Collected on Sold A/R      (996,235.24)  Other
   1/3/2003  BMC Software                          Remit Cash Collected on Sold A/R    (1,738,041.43)  Other
   1/9/2003  BMC Software                          Remit Cash Collected on Sold A/R      (727,397.83)  Other
  1/16/2003  BMC Software                          Remit Cash Collected on Sold A/R      (737,424.53)  Other
  1/23/2003  BMC Software                          Remit Cash Collected on Sold A/R      (715,347.75)  Other
                                                                                      --------------
                                                                                       (4,914,446.78)

NET DISBURSEMENTS                                                                     $ 1,601,152.14

Transfers:

   1/2/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            21,588.11
   1/3/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            41,811.88
   1/6/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                           14,099.62
   1/7/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                               903.94
   1/8/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            14,725.29
   1/9/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             7,882.41
  1/10/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             1,771.57
  1/13/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                           190,669.10
  1/14/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             7,798.57
  1/15/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            31,282.13
  1/16/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             7,956.34
  1/17/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            23,371.75
  1/21/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             1,620.54
  1/22/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                           15,607.79
  1/23/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                             7,863.19
  1/24/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                           36,673.61
  1/27/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            19,886.77
  1/28/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            12,954.32
  1/29/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            54,117.45
  1/30/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            10,349.22
  1/31/2003  Citibank CIGNA Accounts (#030490936 and #30490928)                            47,238.40
                                                                                      --------------
             SUBTOTAL - TRANSFERS TO CIGNA ACCOUNTS                                       570,172.00

SUBTOTAL - TRANSFERS                                                                      570,172.00

                                                                                      --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A OPERATING ACCT A                           $ 2,171,324.14
                                                                                      ==============

NOTE:

(1) As this is just a reimbursement of monies inadvertently remitted to Remedy lockboxes subsequent to the asset sale, we excluded from disbursements totals and treated it as a reduction in accounts receivable collections. See page 1 of this MOR.

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              01/01/2003-01/31/2003

B OF A OPERATING ACCOUNT B (#1450-1-08273):

   Date                      Payee                           Description                  Amount              MOR-1 Category
  1/2/2003      Trevisan Auditores 01/02                                                   8,000.00    Administrative
  1/2/2003      Trevisan Auditores 01/02                                                   8,000.00    Administrative
  1/2/2003      Merch, Fees B of A 01/02                                                     735.53    Administrative
  1/8/2003      Peregrine Systems Argentina 01/08                                          1,904.40    Administrative
  1/8/2003      Richard Ellis 01/08                                                        6,022.00    Administrative
  1/9/2003      Merchant Chargeback 01/09                                                    500.00    Administrative
 1/10/2003      Peregrine Systems Argentina 01/10                                         13,577.50    Administrative
 1/28/2003      Banco Santander Mexicono 01/28                                             1,530.00    Administrative
 1/29/2003      Guiseppe Nuzzolese 01/29                                                   1,946.61    Administrative
 1/29/2003      Alessandra Di Pofi 01/29                                                   2,177.90    Administrative
 1/30/2003      BMC Software                        Remit Cash Collected on Sold A/R     594,539.37    Other
                                                                                       ------------
 1/30/2003      Peregrine Remedy                                                         649,275.00    Transfer to Debtor Affiliate
                                                                                       ------------
SUBTOTAL - DISBURSEMENTS                                                               1,288,208.31
LESS: PAYMENTS TO BMC THAT ARE RETURN OF CASH COLLECTED BY REMEDY (1)
 1/30/2003      BMC Software                        Remit Cash Collected on Sold A/R    (594,539.37)   Other
                                                                                       ------------
NET DISBURSEMENTS                                                                        693,668.94

Transfers:
  1/2/2003      To B of A Checking #1233103945                                           783,739.09
  1/3/2003      To B of A Checking #1233103945                                            83,354.80
  1/6/2003      To B of A Checking #1233103945                                           132,711.75
  1/7/2003      To B of A Checking #1233103945                                           451,758.65
  1/8/2003      To B of A Checking #1233103945                                           260,948.08
  1/9/2003      To B of A Checking #1233103945                                           216,906.32
 1/10/2003      To B of A Checking #1233103945                                           386,855.05
 1/13/2003      To B of A Checking #1233103945                                           194,857.73
 1/14/2003      To B of A Checking #1233103945                                           179,067.99
 1/15/2003      To B of A Checking #1233103945                                           115,776.39
 1/16/2003      To B of A Checking #1233103945                                            34,180.71
 1/17/2003      To B of A Checking #1233103945                                           124,765.62
 1/21/2003      To B of A Checking #1233103945                                           151,372.15
 1/22/2003      To B of A Checking #1233103945                                           522,277.98
 1/23/2003      To B of A Checking #1233103945                                           161,703.52
 1/24/2003      To B of A Checking #1233103945                                           195,293.05
 1/27/2003      To B of A Checking #1233103945                                           298,538.12
 1/28/2003      To B of A Checking #1233103945                                           325,988.40
 1/29/2003      To B of A Checking #1233103945                                            21,803.92
 1/30/2003      To B of A Checking #1233103945                                            91,906.78
 1/31/2003      To B of A Checking #1233103945                                            44,116.96
                                                                                       ------------
                SUBTOTAL - TRANSFERS TO B OF A CHECKING                                4,777,923.06

  1/2/2003      B of A Operating Acct A #1233-1-04096                                     21,588.11
  1/3/2003      B of A Operating Acct A #1233-1-04096                                  2,776,088.55
  1/6/2003      B of A Operating Acct A #1233-1-04096                                     62,957.51
  1/7/2003      B of A Operating Acct A #1233-1-04096                                     10,003.94
  1/8/2003      B of A Operating Acct A #1233-1-04096                                     20,782.12
  1/9/2003      B of A Operating Acct A #1233-1-04096                                    735,280.24
 1/10/2003      B of A Operating Acct A #1233-1-04096                                      1,771.57
 1/13/2003      B of A Operating Acct A #1233-1-04096                                    190,669.10
 1/14/2003      B of A Operating Acct A #1233-1-04096                                      7,798.57
 1/15/2003      B of A Operating Acct A #1233-1-04096                                     58,965.73
 1/16/2003      B of A Operating Acct A #1233-1-04096                                    745,380.87
 1/17/2003      B of A Operating Acct A #1233-1-04096                                     23,371.75
 1/21/2003      B of A Operating Acct A #1233-1-04096                                    442,610.77
 1/22/2003      B of A Operating Acct A #1233-1-04096                                     15,607.79
 1/23/2003      B of A Operating Acct A #1233-1-04096                                    723,210.94
 1/24/2003      B of A Operating Acct A #1233-1-04096                                     36,673.61
 1/27/2003      B of A Operating Acct A #1233-1-04096                                     19,886.77
 1/28/2003      B of A Operating Acct A #1233-1-04096                                     12,954.32
 1/29/2003      B of A Operating Acct A #1233-1-04096                                    270,453.87
 1/30/2003      B of A Operating Acct A #1233-1-04096                                    134,665.39
 1/31/2003      B of A Operating Acct A #1233-1-04096                                    775,049.40
                                                                                       ------------
                SUBTOTAL - TRANSFERS TO B OF A OPERATING ACCT A                        7,085,770.92

NOTE:

(1) As this is just a reimbursement of monies inadvertently remitted to Remedy lockboxes subsequent to the asset sale, we excluded from disbursements totals and treated it as a reduction in accounts receivable collections. See page 1 of this MOR.

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              01/01/2003-01/31/2003

  Date                     Payee                      Description                Amount       MOR-1 Category
 1/2/2003    B of A Payroll Account #1450-9-08274                                 77,280.25
 1/3/2003    B of A Payroll Account #1450-9-08274                                 62,068.65
 1/6/2003    B of A Payroll Account #1450-9-08274                                 18,169.32
 1/7/2003    B of A Payroll Account #1450-9-08274                                  9,088.54
 1/8/2003    B of A Payroll Account #1450-9-08274                                 34,558.29
 1/9/2003    B of A Payroll Account #1450-9-08274                                  4,597.78
1/10/2003    B of A Payroll Account #1450-9-08274                                  9,661.35
1/13/2003    B of A Payroll Account #1450-9-08274                              1,040,172.14
1/14/2003    B of A Payroll Account #1450-9-08274                                863,861.41
1/15/2003    B of A Payroll Account #1450-9-08274                                  1,099.35
1/16/2003    B of A Payroll Account #1450-9-08274                                  5,183.28
1/17/2003    B of A Payroll Account #1450-9-08274                                 17,860.82
1/21/2003    B of A Payroll Account #1450-9-08274                                 83,927.46
1/22/2003    B of A Payroll Account #1450-9-08274                                  9,683.09
1/23/2003    B of A Payroll Account #1450-9-08274                                 25,490.86
1/24/2003    B of A Payroll Account #1450-9-08274                                  2,442.36
1/27/2003    B of A Payroll Account #1450-9-08274                                 23,850.49
1/28/2003    B of A Payroll Account #1450-9-08274                                 16,011.16
1/29/2003    B of A Payroll Account #1450-9-08274                              1,602,480.56
1/30/2003    B of A Payroll Account #1450-9-08274                              1,161,578.33
1/31/2003    B of A Payroll Account #1450-9-08274                                 14,192.40
                                                                             --------------
             SUBTOTAL - TRANSFERS TO B OF A PAYROLL ACCOUNT                    5,083,257.89

1/27/2003    To B of A Telco Lockbox #01-3751555694                                  934.88

 1/7/2003    To B of A Chicago Lockbox A/C #7366310021                            86,238.75
1/27/2003    To B of A Chicago Lockbox A/C #7366310021                             5,976.00
                                                                             -------------
             SUBTOTAL - TRANSFERS TO CHICAGO LOCKBOX ACCOUNT                      92,214.75

1/10/2003    To B of A Money Market A/C #874289                              150,000,000.00

                                                                             --------------
SUBTOTAL - TRANSFERS                                                         167,040,101.50

                                                                             --------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A OPERATING ACCT B                  167,733,770.44
                                                                             ==============

B OF A PAYROLL ACCOUNT (#1450-9-08274):

Disbursements:
Various           ProBusiness                             Fees                          2,415.11   Administrative
   1/10/2003      See Payroll Reports at Exhibit 2        Payroll and taxes            49,905.90   Payroll
   1/13/2003      See Payroll Reports at Exhibit 2        Payroll and taxes         2,007,659.19   Payroll
   1/29/2003      See Payroll Reports at Exhibit 2        Payroll and taxes         2,853,326.78   Payroll
                                                                                    ------------
             SUBTOTAL - DISBURSEMENTS                                               4,913,306.98

Transfers:
   1/2/2003       To BofA Op A/C B #1450-1-08273                                        3,037.23
   1/15/2003      To BofA Op A/C B #1450-1-08273                                        3,425.01
   1/16/2003      To BofA Op A/C B #1450-1-08273                                            1.45
                                                                                    ------------
                  SUBTOTAL - TRANSFERS TO B OF A OPERATING ACCOUNT B                    6,463.69

                                                                                    ------------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A PAYROLL ACCOUNT                          4,919,770.67
                                                                                    ============

B OF A MONEY MARKET ACCOUNT (#874289)

Transfers:
   1/10/2003      To BofA Op A/C B #1450-1-08273          Investment principal for reinvest.    150,000,000.00
   1/10/2003      To BofA Op A/C B #1450-1-08273          Interest on investment earnings            48,750.00
                                                                                                --------------
TOTAL TRANSFERS - B OF A MONEY MARKET ACCOUNT                                                   150,048,750.00
                                                                                                ==============

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                              PAYMENTS MADE BY WIRE
                              01/01/2003-01/31/2003

B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)

  Date                         Payee                         Description           Amount       MOR-1 Category
   1/2/2003    To BofA Operating Acct B (#1450-1-08273)                             9,000.00
   1/3/2003    To BofA Operating Acct B (#1450-1-08273)                           128,309.08
   1/6/2003    To BofA Operating Acct B (#1450-1-08273)                           367,842.35
   1/7/2003    To BofA Operating Acct B (#1450-1-08273)                           201,949.83
   1/8/2003    To BofA Operating Acct B (#1450-1-08273)                             5,380.00
   1/9/2003    To BofA Operating Acct B (#1450-1-08273)                            59,224.78
  1/10/2003    To BofA Operating Acct B (#1450-1-08273)                           175,242.00
  1/13/2003    To BofA Operating Acct B (#1450-1-08273)                           938,192.09
  1/14/2003    To BofA Operating Acct B (#1450-1-08273)                           313,113.31
  1/15/2003    To BofA Operating Acct B (#1450-1-08273)                            85,531.93
  1/16/2003    To BofA Operating Acct B (#1450-1-08273)                           109,187.45
  1/17/2003    To BofA Operating Acct B (#1450-1-08273)                           127,797.90
  1/21/2003    To BofA Operating Acct B (#1450-1-08273)                           420,176.64
  1/22/2003    To BofA Operating Acct B (#1450-1-08273)                           816,382.00
  1/23/2003    To BofA Operating Acct B (#1450-1-08273)                            15,847.65
  1/24/2003    To BofA Operating Acct B (#1450-1-08273)                           343,364.02
  1/27/2003    To BofA Operating Acct B (#1450-1-08273)                           473,088.46
  1/28/2003    To BofA Operating Acct B (#1450-1-08273)                            91,420.00
  1/29/2003    To BofA Operating Acct B (#1450-1-08273)                            80,374.95
  1/30/2003    To BofA Operating Acct B (#1450-1-08273)                           196,372.00
  1/31/2003    To BofA Operating Acct B (#1450-1-08273)                           489,718.13
                                                                                ------------
TOTAL TRANSFERS - B OF A CHICAGO LOCKBOX ACCOUNT                                5,447,514.57
                                                                                ============

B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)

Disbursement: Bank Fees                                                               934.88

Transfers:
  1/9/2003     To BofA Operating Acct B (#1450-1-08273)                             1,500.00
                                                                                    --------
               SUBTOTAL - TRANSFERS TO B OF A OPERATING ACCOUNT B                   1,500.00

                                                                                    --------
TOTAL DISBURSEMENTS AND TRANSFERS - B OF A TELCO LOCKBOX ACCOUNT                    2,434.88
                                                                                    ========

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                   NAME                               DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
073046      2003-01-03   Billeaux,James                                  Administrative                  1,242.85

073047      2003-01-03   Butler,Doran D.                                 Administrative                  1,476.94

073048      2003-01-03   Closs,Thomas                                    Administrative                    598.62

073049      2003-01-03   McCulloch,Mark                                  Administrative                  1,554.15

073050      2003-01-03   Wilson,Glenn                                    Administrative                    330.50

073051      2003-01-09   Closs,Thomas                                    Administrative                    246.82

073052      2003-01-09   McCulloch,Mark                                  Administrative                  1,101.90

073053      2003-01-09   Sy,Michael                                      Administrative                     67.09

201408      2003-01-03   Amy Griffin                                     Administrative                  1,821.04

201409      2003-01-03   Bernard Buda                                    Administrative                    357.46

201410      2003-01-03   Beth Martinko                                   Administrative                 12,834.06

201411      2003-01-03   Daniel Johnson                                  Administrative                  1,363.72

201412      2003-01-03   Daniel Trieschman                               Administrative                     25.00

201413      2003-01-03   Darren Maglidt                                  Administrative                    552.95

201414      2003-01-03   David Martin                                    Administrative                  1,000.00

201415      2003-01-03   Edward Chopskie                                 Administrative                    936.25

201416      2003-01-03   Frank Hicks                                     Administrative                  1,003.86

201417      2003-01-03   Harold Hertig                                   Administrative                  1,413.09

201418      2003-01-03   Karl Keebaugh                                   Administrative                  2,038.93

201419      2003-01-03   Kathy Abbruzzetti                               Administrative                    369.73

201420      2003-01-03   Kenneth Sexton                                  Administrative                  2,394.57

201421      2003-01-03   Kenneth Whitehead                               Administrative                    916.18

201422      2003-01-03   Kevin Courtois                                  Administrative                  1,975.71

201423      2003-01-03   Kurt Brown                                      Administrative                    561.25

201424      2003-01-03   Maria Grannell                                  Administrative                    185.76

201425      2003-01-03   Martin Cone                                     Administrative                  1,460.80

201426      2003-01-03   Mary O'Keefe                                    Administrative                    121.61

201427      2003-01-03   Max Gardner Jr.                                 Administrative                    771.02

201428      2003-01-03   Patrick Moroney                                 Administrative                    182.52

201429      2003-01-03   Scott Sorensen                                  Administrative                    100.00

201430      2003-01-03   Sharon Coary                                    Administrative                    452.53

201431      2003-01-03   Shaun Ericson                                   Administrative                     47.24

201432      2003-01-03   Timothy Duffy                                   Administrative                    232.96

201433      2003-01-03   Advanced Tek Rep                                Administrative                  3,365.10

201434      2003-01-03   American Express                                VOID                                0.00

201435      2003-01-03   American Express                                Administrative                  5,250.48

201436      2003-01-03   American Express                                Administrative                  2,155.70

201437      2003-01-03   Brian Carmody                                   Administrative                  3,640.00

201438      2003-01-03   Colt Express Outsourcing Services, Inc.         Administrative                105,549.38

201439      2003-01-03   Convera Technologies                            Administrative                 25,000.00

201440      2003-01-03   Cor-O-Van Moving and Storage Co, Inc.           Administrative                    483.60

201441      2003-01-03   Dhl Airways Inc.                                Administrative                    335.77

201442      2003-01-03   Digitec Business Systems, Inc.                  Administrative                    617.99

201443      2003-01-03   Eric Fronk                                      Administrative                  4,327.50

201444      2003-01-03   Evergreen Systems, Inc.                         Administrative                  7,044.31

201445      2003-01-03   Federal Express Corporation                     Administrative                  3,895.37

201446      2003-01-03   Get.There LP                                    Administrative                  1,926.00

201447      2003-01-03   GetPaid Software, Inc.                          Administrative                 18,728.50
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201448      2003-01-03   Global Consulting Services of U.S., Inc.        Administrative                  5,760.00

201449      2003-01-03   Gregory Kasun                                   Administrative                  9,599.96

201450      2003-01-03   Heller Ehrman                                   VOID                                0.00

201451      2003-01-03   IBM Corporation                                 Administrative                275,951.33

201452      2003-01-03   Inez Luna                                       Administrative                    689.88

201453      2003-01-03   Kelly Staff Leasing, Inc.                       VOID                                0.00

201454      2003-01-03   Michael Rawlings                                Administrative                  2,160.00

201455      2003-01-03   Michael J. Wright                               Administrative                 60,000.00

201456      2003-01-03   Michael Sanders                                 Administrative                  3,500.00

201457      2003-01-03   Mikkel Eggen                                    Administrative                  5,270.05

201458      2003-01-03   Mulludee Schlitt                                Administrative                  3,900.00

201459      2003-01-03   Orchestrated Solutions, LLC                     Administrative                  8,150.00

201460      2003-01-03   Patrick Murphy                                  Administrative                  4,560.00

201461      2003-01-03   ProfitLine Inc                                  Administrative                  3,000.00

201462      2003-01-03   Resources Connection, Corp.                     Administrative                  9,555.00

201463      2003-01-03   San Diego Gas & Electric                        Administrative                  1,050.56

201464      2003-01-03   San Diego Gas & Electric                        Administrative                 36,815.03

201465      2003-01-03   San Diego Gas & Electric                        Administrative                  1,678.29

201466      2003-01-03   San Diego Gas & Electric                        Administrative                     19.22

201467      2003-01-03   San Diego Gas & Electric                        Administrative                  2,319.90

201468      2003-01-03   San Diego Gas & Electric                        VOID                                0.00

201469      2003-01-03   San Diego Gas & Electric                        Administrative                  1,378.48

201470      2003-01-03   San Diego Gas & Electric                        Administrative                  1,868.32

201471      2003-01-03   San Diego Gas & Electric                        Administrative                 11,894.80

201472      2003-01-03   San Diego Gas & Electric                        Administrative                  1,473.22

201473      2003-01-03   Software Support Group                          Administrative                 27,651.25

201474      2003-01-03   Steve Lagotta                                   Administrative                  3,920.00

201475      2003-01-03   SunGard Treasury Systems, Inc.                  Administrative                  3,341.78

201476      2003-01-03   Susan Fonss                                     Administrative                  3,200.00

201477      2003-01-03   Time Warner TeleCom, Corp.                      VOID                                0.00

201478      2003-01-03   View Central Inc.                               Administrative                 14,981.00

201479      2003-01-07   BRE/East Golf Road LLC                          Secured/Rent/Leases            47,775.28

201480      2003-01-08   StorageTek                                      Administrative                 17,680.00

201481      2003-01-09   Christopher Cook                                Administrative                  9,382.60

201482      2003-01-09   Craig Kirk                                      Administrative                    522.50

201483      2003-01-09   Deborah Traub                                   Administrative                    753.58

201484      2003-01-09   Ellen Contente                                  Administrative                  8,295.69

201485      2003-01-09   Eric Baurle                                     Administrative                    255.51

201486      2003-01-09   Eric Bayona                                     Administrative                    971.18

201487      2003-01-09   Frank Hicks                                     Administrative                  1,029.57

201488      2003-01-09   Gregory Elevich                                 Administrative                    236.18

201489      2003-01-09   Harold Hertig                                   Administrative                  1,116.42

201490      2003-01-09   Jason Liebrecht                                 Administrative                  1,230.00

201491      2003-01-09   Jeffrey Eskens                                  Administrative                    858.24

201492      2003-01-09   Karen Logan                                     Administrative                     56.91

201493      2003-01-09   Kenneth Marcus                                  Administrative                  2,344.11

201494      2003-01-09   Kenneth Sexton                                  Administrative                     69.00

201495      2003-01-09   Kim Tolbert                                     Administrative                     18.58
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201496      2003-01-09   Kunal Mehta                                     Administrative                    628.04

201497      2003-01-09   Leslie Romines                                  Administrative                    214.55

201498      2003-01-09   Leslie Thomas                                   Administrative                  1,978.18

201499      2003-01-09   Lindsey Ferguson                                Administrative                     25.53

201500      2003-01-09   Maria Munoz                                     Administrative                  1,195.00

201501      2003-01-09   Mark Nordheim                                   Administrative                  2,128.57

201502      2003-01-09   Mary O'Keefe                                    Administrative                  6,556.83

201503      2003-01-09   Max Gardner Jr.                                 Administrative                    544.46

201504      2003-01-09   Milton Capsimalis                               Administrative                    242.43

201505      2003-01-09   Morgan Langley                                  Administrative                  6,800.00

201506      2003-01-09   Patrick Moroney                                 Administrative                    587.47

201507      2003-01-09   Reginald Parks                                  Administrative                    377.32

201508      2003-01-09   Rick Sands                                      Administrative                    939.10

201509      2003-01-09   Robert Luddy                                    Administrative                  1,173.63

201510      2003-01-09   Ruth Herfurth                                   Administrative                     66.63

201511      2003-01-09   Susan Siljander                                 Administrative                    103.56

201512      2003-01-09   Office Depot                                    Administrative                    986.32

201513      2003-01-09   Accountants Inc                                 Administrative                  4,064.78

201514      2003-01-09   American Express                                Administrative                 16,023.47

201515      2003-01-09   Baker & McKenzie                                Administrative                  2,309.63

201516      2003-01-09   Birlasoft, Inc.                                 Administrative                 67,976.60

201517      2003-01-09   Brian Carmody                                   Administrative                  5,389.52

201518      2003-01-09   CDW Computer Centers, Inc.                      Administrative                    660.99

201519      2003-01-09   California Mailing Services, Inc                VOID                                0.00

201520      2003-01-09   Carey San Diego, LCG                            Administrative                    341.84

201521      2003-01-09   Club One Pro Services, Inc.                     VOID                                0.00

201522      2003-01-09   Compuware Corporation                           Administrative                  2,840.50

201523      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201524      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201525      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax         11,526.80

201526      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201527      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201528      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201529      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201530      2003-01-09   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201531      2003-01-09   Dhl Airways Inc.                                Administrative                    442.04

201532      2003-01-09   Federal Express Corporation                     Administrative                    572.39

201533      2003-01-09   Fenwick & West, LLP                             Professional Fees               2,671.25

201534      2003-01-09   Gibson, Dunn & Crutcher LLP                     Professional Fees             102,342.23

201535      2003-01-09   Gregory Kasun                                   Administrative                 13,672.52

201536      2003-01-09   IBM Corporation                                 VOID                                0.00

201537      2003-01-09   Inez Luna                                       Administrative                  1,039.57

201538      2003-01-09   Intact Technology, Inc                          Administrative                    790.91

201539      2003-01-09   Iron Mountain Off-Site Data Protection          Administrative                  1,990.35

201540      2003-01-09   James Heisch                                    Administrative                  1,184.78

201541      2003-01-09   Kelly Staff Leasing, Inc.                       Administrative                 40,841.43

201542      2003-01-09   Kelly Temporary Services, Inc.                  Administrative                  3,921.99

201543      2003-01-09   Kevin Ortzman                                   Administrative                 20,250.00
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201544      2003-01-09   Legal Reprographics, Inc.                       VOID                                0.00

201545      2003-01-09   Legal Strategies Group, Inc.                    VOID                                0.00

201546      2003-01-09   Michael Rawlings                                Administrative                  3,520.00

201547      2003-01-09   Made to Order.Com                               Administrative                  4,690.84

201548      2003-01-09   Mellon Investor Services, LLC                   Administrative                  1,792.01

201549      2003-01-09   Michael Sanders                                 Administrative                  4,000.00

201550      2003-01-09   Michael Sanders                                 Administrative                 10,350.00

201551      2003-01-09   Mikkel Eggen                                    Administrative                  7,378.07

201552      2003-01-09   Morris, Nichols, Arsht, and Tunnell             Professional Fees                 205.00

201553      2003-01-09   Mulludee Schlitt                                Administrative                  3,450.00

201554      2003-01-09   NIIT USA Inc.                                   Administrative                 38,682.70

201555      2003-01-09   Network Appliance                               Administrative                  1,375.00

201556      2003-01-09   Nevada Department of Taxation                   Administrative                      8.28

201557      2003-01-09   Omnitronix, Inc.                                Inventory Purchases             8,622.53

201558      2003-01-09   PR Newswire Association, Inc.                   Administrative                    755.00

201559      2003-01-09   Patrick Murphy                                  Administrative                  4,720.00

201560      2003-01-09   ProBusiness, Inc.                               Administrative                  7,018.78

201561      2003-01-09   ProfitLine Inc                                  Administrative                 17,500.00

201562      2003-01-09   Robert L Berger & Associates, LLC               Administrative                 19,527.63

201563      2003-01-09   San Diego Industrial Liaison Group              Administrative                     75.00

201564      2003-01-09   Steve Lagotta                                   Administrative                  5,840.00

201565      2003-01-09   Storage USA, Inc.                               Administrative                  1,339.00

201566      2003-01-09   Susan Fonss                                     Administrative                  4,000.00

201567      2003-01-09   TEKSystems, Inc.                                Administrative                  6,000.00

201568      2003-01-09   Telelingua, USA, LLC                            Administrative                 17,000.00

201569      2003-01-09   The Associated Group, Inc.                      VOID                                0.00

201570      2003-01-09   Time Warner Cable                               Administrative                    119.76

201571      2003-01-09   Tom Watrous                                     Administrative                    570.50

201572      2003-01-09   U.S. Trustee Payment Center                     VOID                                0.00

201573      2003-01-09   Ujun Ryu                                        Administrative                     82.90

201574      2003-01-09   Unishippers, Inc.                               Administrative                     55.67

201575      2003-01-09   Universal Protection Service Corporation        Administrative                 18,649.08

201576      2003-01-09   Video Monitoring Services Of America, LP        Administrative                  1,473.80

201577      2003-01-09   L&L Printers Inc                                Administrative                    380.14

201578      2003-01-09   Resources Connection, Corp.                     Administrative                 10,114.25

201579      2003-01-14   Idaho State Tax Commission                      Sales, Use & Other Tax             30.00

201580      2003-01-14   Indiana Department Of Revenue                   Sales, Use & Other Tax          1,193.00

201581      2003-01-14   Kentucky State Treasurer                        Sales, Use & Other Tax          6,308.00

201582      2003-01-14   Loquant, Ltda.                                  Administrative                  1,848.00

201583      2003-01-14   Missouri Department of Revenue                  Sales, Use & Other Tax          2,461.00

201584      2003-01-14   Missouri Department of Revenue                  Sales, Use & Other Tax          2,284.00

201585      2003-01-14   Montana Department of Revenue                   Sales, Use & Other Tax            100.00

201586      2003-01-14   New York City Dept. of Finance                  Sales, Use & Other Tax         10,341.00

201587      2003-01-14   New York State Corporation Tax                  Sales, Use & Other Tax         72,893.00

201588      2003-01-14   New York State Corporation Tax                  Sales, Use & Other Tax          5,271.00

201589      2003-01-14   New York State Corporation Tax                  Sales, Use & Other Tax         34,403.00

201590      2003-01-14   North Carolina Department of Revenue            Sales, Use & Other Tax         25,547.00

201591      2003-01-14   Ohio Treasurer of State                         Sales, Use & Other Tax          9,956.00
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                                 DESCRIPTION              CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201592      2003-01-14   Ohio Treasurer of State                         Sales, Use & Other Tax        101,547.00

201593      2003-01-14   Oklahoma Tax Commission                         Sales, Use & Other Tax            166.00

201594      2003-01-14   Oregon Dept. of Revenue                         Sales, Use & Other Tax             10.00

201595      2003-01-14   Pennsylvania Department of Revenue              Sales, Use & Other Tax         19,400.00

201596      2003-01-14   State Comptroller of Texas                      Sales, Use & Other Tax         33,355.00

201597      2003-01-14   State Comptroller of Texas                      Sales, Use & Other Tax        150,018.00

201598      2003-01-14   State Comptroller of Texas                      Sales, Use & Other Tax        240,814.00

201599      2003-01-14   State of Michigan                               Sales, Use & Other Tax         67,566.00

201600      2003-01-14   State of Michigan                               Sales, Use & Other Tax         13,096.00

201601      2003-01-14   State of New Hampshire                          Sales, Use & Other Tax          2,636.00

201602      2003-01-14   Tennessee Department of Revenue                 Sales, Use & Other Tax          5,537.00

201603      2003-01-14   Tennessee Department of Revenue                 Sales, Use & Other Tax         12,317.00

201604      2003-01-14   Wisconsin Department of Revenue                 Sales, Use & Other Tax             25.00

201605      2003-01-14   Ohio Treasurer of State                         Sales, Use & Other Tax          5,732.00

201606      2003-01-14   Michigan Department of Treasury                 Sales, Use & Other Tax            109.38

201607      2003-01-14   Utah State Tax Commission                       Sales, Use & Other Tax          3,836.64

201608      2003-01-14   Michigan Department of Treasury                 Sales, Use & Other Tax          6,166.99

201609      2003-01-14   Maine State Treasurer                           Sales, Use & Other Tax          7,213.40

201610      2003-01-16   Accountants Inc                                 Administrative                  2,333.10

201611      2003-01-16   Alabama Department of Revenue                   Sales, Use & Other Tax          7,757.35

201612      2003-01-16   Alabama Department of Revenue                   Sales, Use & Other Tax          2,131.97

201613      2003-01-16   Aramark                                         Administrative                  1,893.99

201614      2003-01-16   Brian Carmody                                   Administrative                  5,540.00

201615      2003-01-16   Business Music & Comm., LLC                     Administrative                    840.00

201616      2003-01-16   Compaq Computer Corporation                     Administrative                    679.83

201617      2003-01-16   Comptroller of Maryland                         Sales, Use & Other Tax          3,149.34

201618      2003-01-16   Continuing Education of the Bar - CA            Administrative                    168.50

201619      2003-01-16   Cor-O-Van Moving and Storage Co, Inc.           Administrative                  9,014.46

201620      2003-01-16   Cor-O-Van Moving and Storage Co, Inc.           Administrative                  1,200.00

201621      2003-01-16   CyberSource, Inc.                               Administrative                  4,588.37

201622      2003-01-16   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201623      2003-01-16   Delaware Secretary of State                     Sales, Use & Other Tax             50.00

201624      2003-01-16   Dhl Airways Inc.                                Administrative                    332.61

201625      2003-01-16   District of Columbia Treasurer                  Sales, Use & Other Tax            141.45

201626      2003-01-16   District of Columbia Treasurer                  Sales, Use & Other Tax          1,562.33

201627      2003-01-16   Dynamic Computing Services Corporation          Administrative                  5,687.50

201628      2003-01-16   Evergreen Systems, Inc.                         Administrative                100,309.38

201629      2003-01-16   Federal Express Corporation                     Administrative                  3,464.33

201630      2003-01-16   Fleet Business Credit Corp.                     Administrative                 42,910.00

201631      2003-01-16   Gerald P. May III                               Administrative                    680.00

201632      2003-01-16   Gregory Kasun                                   Administrative                 13,056.03

201633      2003-01-16   IBM Corporation                                 Administrative                  1,311.40

201634      2003-01-16   Illinois Department of Revenue                  Sales, Use & Other Tax            321.33

201635      2003-01-16   Inez Luna                                       Administrative                  1,048.35

201636      2003-01-16   Intact Technology, Inc                          Administrative                 10,395.00

201637      2003-01-16   InterPark, Inc.                                 Administrative                  2,000.00

201638      2003-01-16   Iron Mountain Off-Site Data Protection          Administrative                    255.00

201639      2003-01-16   Kelly Staff Leasing, Inc.                       Administrative                 28,882.64
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                                 DESCRIPTION              CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201640      2003-01-16   Kelly Temporary Services, Inc.                  Administrative                  3,657.70

201641      2003-01-16   Kevin Ortzman                                   Administrative                 17,950.00

201642      2003-01-16   Legal Reprographics, Inc.                       Administrative                  5,000.00

201643      2003-01-16   Louis Alan Wand                                 Administrative                  2,575.00

201644      2003-01-16   Michael Rawlings                                Administrative                  4,360.00

201645      2003-01-16   Massachusetts Department of Revenue             Sales, Use & Other Tax          8,051.50

201646      2003-01-16   Michael J. Wright                               Administrative                 30,000.00

201647      2003-01-16   Mikkel Staal Eggen                              Administrative                  7,378.07

201648      2003-01-16   Minnesota Department of Revenue                 Sales, Use & Other Tax          3,873.00

201649      2003-01-16   Mulludee Schlitt                                Administrative                  4,800.00

201650      2003-01-16   Muzak                                           Administrative                     49.21

201651      2003-01-16   Muzak, LLC                                      Administrative                     98.42

201652      2003-01-16   NIIT USA Inc.                                   Administrative                  2,640.79

201653      2003-01-16   Neopost Leasing, Inc.                           Administrative                    238.15

201654      2003-01-16   New Jersey Division of Taxation                 Sales, Use & Other Tax            959.10

201655      2003-01-16   New Jersey Division of Taxation                 Sales, Use & Other Tax            195.00

201656      2003-01-16   Office Depot, Inc.                              Administrative                    170.17

201657      2003-01-16   Orchestrated Solutions, LLC                     Administrative                  6,075.00

201658      2003-01-16   Patrick Murphy                                  Administrative                  4,426.91

201659      2003-01-16   PayMaxx Benefits, Inc.                          Administrative                    430.00

201660      2003-01-16   PayMaxx Benefits, Inc.                          Administrative                    110.00

201661      2003-01-16   ProfitLine Inc                                  Administrative                  3,000.00

201662      2003-01-16   Putnam Fiduciary Trust Co.                      Administrative                  4,819.50

201663      2003-01-16   RMSLLC                                          Administrative                  1,020.00

201664      2003-01-16   Recall Secure Destruction Services, Inc.        Administrative                    258.00

201665      2003-01-16   Softchoice                                      Administrative                  5,393.00

201666      2003-01-16   Software Support Group                          Administrative                 38,052.50

201667      2003-01-16   Steve Lagotta                                   Administrative                  5,280.00

201668      2003-01-16   Susan Fonss                                     Administrative                  4,640.00

201669      2003-01-16   TEKSystems, Inc.                                Administrative                 19,360.00

201670      2003-01-16   Time Warner TeleCom, Corp.                      Administrative                  4,475.00

201671      2003-01-16   Town & Country Insurance Agency Inc             Administrative                  7,294.00

201672      2003-01-16   Tremere Group, Inc.                             Administrative                  8,000.00

201673      2003-01-16   Vivare                                          Administrative                  8,625.00

201674      2003-01-16   World Music Corp.                               Administrative                     53.00

201675      2003-01-17   Alameda County Tax Collector                    Sales, Use & Other Tax         46,869.03

201676      2003-01-17   JCube Corporation                               Administrative                 32,344.73

201677      2003-01-17   Andrew Cahill                                   Administrative                    844.67

201678      2003-01-17   Andrew Leuthe                                   Administrative                    168.02

201679      2003-01-17   Bernard Buda                                    Administrative                    834.97

201680      2003-01-17   Beth Martinko                                   Administrative                  1,094.60

201681      2003-01-17   Craig Ryall                                     Administrative                  1,615.21

201682      2003-01-17   David Johnson                                   Administrative                  2,608.24

201683      2003-01-17   David Leibow                                    Administrative                    522.50

201684      2003-01-17   Deborah Traub                                   Administrative                  5,259.58

201685      2003-01-17   Douglas App                                     Administrative                  1,088.89

201686      2003-01-17   Gilad Barash                                    Administrative                  1,473.74

201687      2003-01-17   James Archuleta                                 Administrative                  2,160.00
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE              NAME                                    DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201688      2003-01-17   John Kelly                                      Administrative                    132.67

201689      2003-01-17   Kathryn MacDonald                               Administrative                    626.93

201690      2003-01-17   Kathy Abbruzzetti                               Administrative                    316.51

201691      2003-01-17   Kimberly McArthur                               Administrative                  1,296.02

201692      2003-01-17   Kjell Martin                                    Administrative                  4,221.31

201693      2003-01-17   Kunal Mehta                                     Administrative                  1,204.18

201694      2003-01-17   Kurt Brown                                      Administrative                    461.48

201695      2003-01-17   Larry De'Ath                                    Administrative                  4,808.58

201696      2003-01-17   Leslie Thomas                                   Administrative                    255.50

201697      2003-01-17   Lisa Hanna                                      Administrative                    524.47

201698      2003-01-17   Mary O'Keefe                                    Administrative                    240.90

201699      2003-01-17   Matthew Songstad                                Administrative                    323.73

201700      2003-01-17   Max Gardner Jr.                                 Administrative                  3,431.08

201701      2003-01-17   Nicole Eagan                                    Administrative                  4,117.21

201702      2003-01-17   Nicole Sanders                                  Administrative                    260.00

201703      2003-01-17   Pradeep Vancheeswaran                           Administrative                    228.59

201704      2003-01-17   Sheree Lovering                                 Administrative                     28.68

201705      2003-01-17   Silas Manuel                                    Administrative                  2,366.07

201706      2003-01-17   Stacey Holley                                   Administrative                    102.15

201707      2003-01-20   Primero Systems, Inc.                           Administrative                 25,020.00

201708      2003-01-22   BRE/East Golf Road LLC                          Secured/Rent/Leases            47,775.28

201709      2003-01-23   Amy Griffin                                     Administrative                  1,665.47

201710      2003-01-23   Christopher Cook                                Administrative                    896.76

201711      2003-01-23   Cindy Stephens                                  Administrative                    993.54

201712      2003-01-23   Craig Ryall                                     Administrative                    304.92

201713      2003-01-23   David Baron                                     Administrative                  5,041.80

201714      2003-01-23   David Flesh                                     Administrative                  5,127.79

201715      2003-01-23   David Leibow                                    Administrative                  1,099.37

201716      2003-01-23   Deborah Denison                                 Administrative                  2,477.88

201717      2003-01-23   Deborah Traub                                   Administrative                  2,254.50

201718      2003-01-23   Edward Chopskie                                 Administrative                 11,695.70

201719      2003-01-23   Ellen Contente                                  Administrative                  4,073.91

201720      2003-01-23   Francisco Fantauzzi                             Administrative                     92.31

201721      2003-01-23   Hillary Wilson                                  Administrative                  1,131.18

201722      2003-01-23   Jason Elliott                                   Administrative                    100.00

201723      2003-01-23   Joseph Cohen                                    Administrative                    987.34

201724      2003-01-23   Kathryn Vizas                                   Administrative                  5,482.22

201725      2003-01-23   Kathy Abbruzzetti                               Administrative                  1,222.50

201726      2003-01-23   Kelly Hoopes                                    Administrative                    853.30

201727      2003-01-23   Kevin Kish                                      Administrative                  2,145.12

201728      2003-01-23   Kirk Herrick                                    Administrative                     84.03

201729      2003-01-23   Lisa Kahl                                       Administrative                    342.47

201730      2003-01-23   Marc Erikson                                    Administrative                    861.64

201731      2003-01-23   Maria Psyhogios                                 Administrative                     74.52

201732      2003-01-23   Matthew French                                  Administrative                    465.57

201733      2003-01-23   Meelin Nakata                                   Administrative                  1,005.29

201734      2003-01-23   Michael Gosey                                   Administrative                    785.19

201735      2003-01-23   Patrick Menke                                   Administrative                  2,111.07
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201736      2003-01-23   Pedro Askar                                     Administrative                    291.30

201737      2003-01-23   Pradeep Vancheeswaran                           Administrative                     16.04

201738      2003-01-23   Sean Caron                                      Administrative                  2,407.74

201739      2003-01-23   Tina Sarver                                     Administrative                     48.18

201740      2003-01-24   A Alpha Answering Service, Inc.                 Administrative                    413.35

201741      2003-01-24   ADT Security Services, Inc.                     Administrative                     26.50

201742      2003-01-24   Accountants Inc                                 Administrative                  2,842.96

201743      2003-01-24   American Electric Power Svc. Corp               Administrative                 29,960.00

201744      2003-01-24   Avis Rent A Car, Inc.                           Administrative                    389.72

201745      2003-01-24   Bank of Bermuda                                 Administrative                    757.75

201746      2003-01-24   Birlasoft, Inc.                                 Administrative                  8,430.97

201747      2003-01-24   Breakwater Security Associates                  Administrative                 17,939.73

201748      2003-01-24   Brian Carmody                                   Administrative                  6,240.00

201749      2003-01-24   Carrie Albrant                                  Administrative                    682.50

201750      2003-01-24   Ceridian Employer Services, Inc                 Administrative                    192.50

201751      2003-01-24   Cintas First Aid & Safety                       Administrative                    878.81

201752      2003-01-24   De Lage Landen Financial Services, Inc.         Administrative                  7,069.49

201753      2003-01-24   Dhl Airways Inc.                                Administrative                    387.22

201754      2003-01-24   Digitec Business Systems, Inc.                  Administrative                  1,054.17

201755      2003-01-24   Dynamic Computing Services Corporation          Administrative                 10,812.50

201756      2003-01-24   Ed Buckley                                      Administrative                  8,628.96

201757      2003-01-24   Ernesto Rivera                                  Administrative                 13,591.49

201758      2003-01-24   Evergreen Systems, Inc.                         Administrative                102,699.90

201759      2003-01-24   Federal Express Corporation                     Administrative                  2,300.79

201760      2003-01-24   Fleet Business Credit Corp.                     Secured/Rent/Leases            79,940.81

201761      2003-01-24   Global Consulting Services of U.S., Inc.        Administrative                  6,360.00

201762      2003-01-24   Gray Cary Ware&Freidenrich,Llp                  Administrative                    566.59

201763      2003-01-24   Gregory Kasun                                   Administrative                 15,307.81

201764      2003-01-24   Hartford Life Insurance Co.                     Administrative                 10,645.00

201765      2003-01-24   Help Desk Institute, Inc.                       Administrative                 16,250.00

201766      2003-01-24   Heritage Products, Inc.                         Administrative                    152.93

201767      2003-01-24   Inez Luna                                       Administrative                  1,260.77

201768      2003-01-24   Intact Technology, Inc                          Administrative                 36,582.50

201769      2003-01-24   Iowa Department of Revenue & Finance            Sales, Use & Other Tax          4,167.35

201770      2003-01-24   Iowa Department of Revenue & Finance            Sales, Use & Other Tax            139.00

201771      2003-01-24   JCube Corporation                               Administrative                  7,671.96

201772      2003-01-24   Kelly Staff Leasing, Inc.                       Administrative                 43,620.59

201773      2003-01-24   Kelly Temporary Services, Inc.                  Administrative                  3,144.22

201774      2003-01-24   Kevin Ortzman                                   Administrative                 19,000.00

201775      2003-01-24   MIchael Rawlings                                Administrative                  5,060.00

201776      2003-01-24   Meta Group, Inc                                 Administrative                 11,250.00

201777      2003-01-24   Michael Sanders                                 Administrative                  4,565.00

201778      2003-01-24   Micro Focus, Inc.                               Administrative                    689.60

201779      2003-01-24   Mikkel Staal Eggen                              Administrative                  7,378.07

201780      2003-01-24   Missouri Department of Revenue                  Sales, Use & Other Tax          4,830.77

201781      2003-01-24   Mulludee Schlitt                                Administrative                  6,100.00

201782      2003-01-24   Neopost Leasing, Inc.                           Administrative                  1,217.81

201783      2003-01-24   Neopost Leasing, Inc.                           Administrative                    606.85
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201784      2003-01-24   Office Depot, Inc.                              Administrative                  3,871.04

201785      2003-01-24   Patrick Murphy                                  Administrative                  7,120.00

201786      2003-01-24   Paul Fredrickson                                Administrative                  1,205.52

201787      2003-01-24   PeopleSoft USA, Inc.                            Administrative                123,647.00

201788      2003-01-24   ProfitLine Inc                                  Administrative                 18,000.00

201789      2003-01-24   Prudential Securities Incorporated              VOID                                0.00

201790      2003-01-24   Recall Total Information Mgmt, Inc.             Administrative                    446.00

201791      2003-01-24   Resources Connection, Corp.                     VOID                                0.00

201792      2003-01-24   Rodell Jackson                                  Administrative                    375.00

201793      2003-01-24   SBC DataComm                                    Administrative                    756.02

201794      2003-01-24   State of Maryland                               Sales, Use & Other Tax             30.00

201795      2003-01-24   Steve Lagotta                                   Administrative                  4,720.00

201796      2003-01-24   Susan Fonss                                     Administrative                  4,000.00

201797      2003-01-24   Tampa Electric Company                          Administrative                    225.00

201798      2003-01-24   United States Postal Service                    VOID                                0.00

201799      2003-01-24   Universal Protection Service Corporation        Administrative                  3,591.00

201800      2003-01-24   Utah State Tax Commission                       Sales, Use & Other Tax            392.02

201801      2003-01-24   Washington Department of Revenue                Sales, Use & Other Tax             15.00

201802      2003-01-27   Gray Cary Ware&Freidenrich,Llp                  VOID                                0.00

201803      2003-01-27   United States Postal Service                    Administrative                  5,000.00

201804      2003-01-29   Gray Cary Ware&Freidenrich,Llp                  Professional Fees                  75.00

201805      2003-01-30   Brent Mitchell                                  Administrative                  1,182.14

201806      2003-01-30   Charles Kipp                                    Administrative                    925.34

201807      2003-01-30   Christina Chang                                 Administrative                     54.03

201808      2003-01-30   Daniel Johnson                                  Administrative                    610.84

201809      2003-01-30   Dennis Byrne                                    Administrative                    618.80

201810      2003-01-30   Doran Butler                                    Administrative                    885.79

201811      2003-01-30   Edward Chopskie                                 Administrative                    547.63

201812      2003-01-30   Eileen Craig-Henry                              Administrative                     60.32

201813      2003-01-30   Ellen Wolfe                                     Administrative                  1,201.08

201814      2003-01-30   Eric Baurle                                     Administrative                  2,227.77

201815      2003-01-30   Frank Hicks                                     Administrative                  2,279.56

201816      2003-01-30   Gregory Elevich                                 Administrative                    142.60

201817      2003-01-30   James Fernandez                                 Administrative                    733.11

201818      2003-01-30   Jay Noonan                                      Administrative                  1,064.85

201819      2003-01-30   Joseph Antonecchia                              Administrative                    147.91

201820      2003-01-30   Joseph Cohen                                    Administrative                  1,920.32

201821      2003-01-30   Kathleen McCoy                                  Administrative                     34.65

201822      2003-01-30   Kenneth Marcus                                  Administrative                    357.77

201823      2003-01-30   Kjell Martin                                    Administrative                     23.71

201824      2003-01-30   Kurt Brown                                      Administrative                    156.51

201825      2003-01-30   Lisa Hanna                                      Administrative                     59.07

201826      2003-01-30   Maria Munoz                                     Administrative                    636.63

201827      2003-01-30   Mark Gruzin                                     Administrative                    332.88

201828      2003-01-30   Max Gardner Jr.                                 Administrative                  2,431.07

201829      2003-01-30   Nicole Sanders                                  Administrative                  1,128.87

201830      2003-01-30   Rita Lowes                                      Administrative                    799.26

201831      2003-01-30   Russell Parker                                  Administrative                  2,122.12
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

---------------------------------------------------------------------------------------------------------------------
CHECK         PAYMENT
NUMBER          DATE                     NAME                             DESCRIPTION                  CHECK AMOUNT
---------------------------------------------------------------------------------------------------------------------
201832      2003-01-30   Ruth Herfurth                                   Administrative                     49.95

201833      2003-01-30   Sam Mercer                                      Administrative                  3,174.95

201834      2003-01-30   Sandy Robertson                                 Administrative                    196.91

201835      2003-01-30   Sharon Coary                                    Administrative                     45.70

201836      2003-01-30   Srinivas Vejalla                                Administrative                    460.00

201837      2003-01-30   Theresa Pearson                                 Administrative                    263.69

201838      2003-01-30   Timur Baytok                                    Administrative                    618.00

201839      2003-01-30   Tina Sarver                                     Administrative                    118.30

201840      2003-01-30   Vicky Knox                                      Administrative                    125.00

201841      2003-01-30   Wei-Ming Mao                                    Administrative                    125.00

201842      2003-01-31   Accountants Inc                                 Administrative                  3,117.68

201843      2003-01-31   Advanced Market Place, Inc.                     Selling                         9,293.79

201844      2003-01-31   Anita Flagg                                     Administrative                  3,000.00

201845      2003-01-31   Aramark                                         Administrative                    831.93

201846      2003-01-31   Baker & McKenzie                                Professional Fees               2,306.30

201847      2003-01-31   Brian Carmody                                   Administrative                  3,920.00

201848      2003-01-31   Business Music & Comm., LLC                     Administrative                  1,784.54

201849      2003-01-31   City of Inglewood                               Sales, Use & Other Tax             22.00

201850      2003-01-31   City of Issaquah                                Sales, Use & Other Tax             10.00

201851      2003-01-31   City of Los Angeles                             Sales, Use & Other Tax          1,588.61

201852      2003-01-31   City of Montgomery                              Sales, Use & Other Tax             14.00

201853      2003-01-31   Colt Express Outsourcing Services, Inc.         Administrative                332,254.04

201854      2003-01-31   CoreNet Global                                  Administrative                    490.00

201855      2003-01-31   DuPont Flooring Systems                         Administrative                  1,960.00

201856      2003-01-31   Dynamic Computing Services Corporation          Administrative                  2,000.00

201857      2003-01-31   Evergreen Systems, Inc.                         Administrative                    361.38

201858      2003-01-31   Federal Express Corporation                     Administrative                  1,355.75

201859      2003-01-31   Fenwick & West, LLP                             Professional Fees                 220.99

201860      2003-01-31   Flanagan Consulting Group                       Administrative                  4,300.00

201861      2003-01-31   Gartner Group Inc.                              Selling                        26,250.00

201862      2003-01-31   Global Consulting Services of U.S., Inc.        Administrative                  7,080.00

201863      2003-01-31   Hoover's, Inc.                                  Administrative                  3,995.00

201864      2003-01-31   Immix Group                                     Administrative                    995.00

201865      2003-01-31   Inez Luna                                       Administrative                  1,286.01

201866      2003-01-31   Intact Technology, Inc                          Administrative                 11,451.12

201867      2003-01-31   J. Gregory Kasun                                Administrative                 12,406.19

201868      2003-01-31   JCube Corporation                               Administrative                  9,400.00

201869      2003-01-31   Jessica Parrish                                 Administrative                    500.00

201870      2003-01-31   Kelly Temporary Services, Inc.                  Administrative                    698.65

201871      2003-01-31   Kevin Ortzman                                   Administrative                 14,000.00

201872      2003-01-31   Kristin Goff                                    Administrative                    720.00

201873      2003-01-31   L&L Printers Inc                                Administrative                    294.16

201874      2003-01-31   MIchael Rawlings                                Administrative                  2,400.00

201875      2003-01-31   Mikkel Staal Eggen                              Administrative                  5,282.20

201876      2003-01-31   Montana Secretary of State                      Sales, Use & Other Tax             15.00

201877      2003-01-31   NIIT USA Inc.                                   Administrative                 47,700.00

201878      2003-01-31   NStar Electric Gas                              Administrative                 10,029.85

201879      2003-01-31   Patrick Murphy                                  Administrative                  5,280.00
---------------------------------------------------------------------------------------------------------------------

                               MOR-1 January 2003

        CHECK REGISTER 01/01-01/31/03 BOFA CHECKING ACCOUNT #1233-1-03945

-----------------------------------------------------------------------------------------------------------
CHECK         PAYMENT                          NAME                           DESCRIPTION      CHECK AMOUNT
NUMBER         DATE
-----------------------------------------------------------------------------------------------------------
201880       2003-01-31     Paul Fredrickson                            Administrative             3,000.00

201881       2003-01-31     Peer Software, Inc.                         Administrative             1,247.00

201882       2003-01-31     Primero Systems, Inc.                       Administrative            11,200.00

201883       2003-01-31     ProfitLine Inc                              Administrative             3,000.00

201884       2003-01-31     Prudential Insurance Company of America     Administrative            16,720.29

201885       2003-01-31     Recall Total Information Mgmt, Inc.         Administrative             8,638.80

201886       2003-01-31     Resources Connection, Corp.                 Administrative            14,242.50

201887       2003-01-31     Robert L Berger & Associates, LLC           Administrative            75,000.00

201888       2003-01-31     San Diego Gas & Electric                    Administrative                 5.60

201889       2003-01-31     San Diego Gas & Electric                    Administrative            35,186.55

201890       2003-01-31     Scurio Consulting, Inc                      Administrative            12,000.00

201891       2003-01-31     Software Support Group                      Administrative            15,154.69

201892       2003-01-31     Steve Lagotta                               Administrative             3,600.00

201893       2003-01-31     Susan Fonss                                 Administrative             4,160.00

201894       2003-01-31     T-Mobile, Inc.                              Administrative             1,000.00

201895       2003-01-31     Town of Vance                               Administrative                43.16

201896       2003-01-31     Tremere Group, Inc.                         Administrative               303.68

201897       2003-01-31     Trevor B. Stokes                            Administrative             3,000.00

201898       2003-01-31     U.S. Trustee Payment Center                 U.S. Trustee               9,500.00

201899       2003-01-31     Universal Protection Service Corporation    Administrative             3,510.00

201900       2003-01-31     Vivare                                      Administrative             3,150.00

201901       2003-01-31     WebSurveyor Corporation                     Administrative             1,500.00

201902       2003-01-31     iSymetry                                    Administrative             5,000.00

201903       2003-01-31     Business Centers of America                 Administrative             1,000.00

201904       2003-01-31     Caterair International                      Secured/Rent/Leases       31,503.19

201905       2003-01-31     Executive Commons                           Secured/Rent/Leases        2,040.00

201906       2003-01-31     HQ GLOBAL SAN MATEO                         Secured/Rent/Leases       10,199.13

201907       2003-01-31     HQ GLOBAL SUITES - ALPHARETTA               Secured/Rent/Leases        7,982.32

201908       2003-01-31     HQ Global Workplaces                        Secured/Rent/Leases        1,298.10

201909       2003-01-31     HQ Global Workplaces, Inc.                  Secured/Rent/Leases          293.13

201910       2003-01-31     HQ Global Workplaces, Inc.                  Secured/Rent/Leases        1,480.00

201911       2003-01-31     HQ Global Workplaces, Inc.                  Secured/Rent/Leases        9,720.30

201912       2003-01-31     HQ Global Workplaces, Inc.                  Secured/Rent/Leases        1,664.49

201913       2003-01-31     Kilroy Realty, LP                           Secured/Rent/Leases      615,104.51

201914       2003-01-31     Rockefeller Group Business Centers, Inc     Secured/Rent/Leases        7,224.85

201915       2003-01-31     HQ Global Workplaces, Inc.                  Secured/Rent/Leases        6,169.24

201916       2003-01-31     U.S. Trustee Payment Center                 U.S. Trustee              10,000.00

201917       2003-01-31     IKOMA CD Richard Ellis, K.K.                Administrative             5,250.00

201918       2003-01-31     Hilton La Jolla - Torrey Pines              Administrative            25,000.00

                                                                                               5,099,237.63
                                                                                               ============

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                             PAYMENTS MADE BY CHECK
                              01/01/2003-01/31/2003

      Date                      Payee                         Description                       Amount       MOR-1 Category
CITIBANK CIGNA-CA ACCOUNT #30490936

01/01/03-01/31/03             Various (1)     Third Party Administered Insurance payments     511,384.64     Administrative

CITIBANK CIGNA- NON-CA ACCOUNT #30490928

01/01/03-01/31/03             Various (1)     Third Party Administered Insurance payments     267,468.08     Administrative

NOTES:

(1) Detail is available upon request. The check register is generally received one month in arrears.

                               MOR-1 January 2003

                             PEREGRINE SYSTEMS, INC.
                             CASE NO. 02-12740 (JKF)
                                    EXHIBIT 1
                          PRO BUSINESS PAYROLL REPORTS
                              01/01/2003-01/31/2003

                                                           Net          Payroll          Total
Pay Date                   Description                 Payroll (1)       Taxes         Per Report
---------    -------------------------------------     ------------   ------------    ------------
1/10/2003    Peregrine Systems Inc.                       25,887.44      24,018.46       49,905.90
1/15/2003    Peregrine Systems Inc.                    1,168,816.24     838.842.95    2,007,659.19
1/31/2003    Peregrine Systems Inc.                    1,705,487.75   1,147,839.03    2,853,326.78
                                                       ------------   ------------    ------------
Totals Funded per B of A Payroll A/C #1450-9-08274     2,900,191.43   2,010,700.44    4,910,891.87
                                                       ============   ============    ============

NOTES:
------
(1) Includes direct deposits, paychecks and third party checks. See attached payroll summaries.

                               MOR-1 Exhibit 1

-------------------------------------------------------------------------------------------------------------------------------
PRGN-PSI-PEREGRINE SYSTEMS, INC.                                         CONTROL # 055B/0110/1452             PROBUSINESS
REPORT DATE 01/10/2003  PAGE 001  PAYGROUP 1       ADVICE OF DEBIT       CHECK DATE 01/15/2003 PERIOD   01/01/2003 - 01/15/2003
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
ProBusiness       4125 Hopyard Dr., Pleasanton, CA 94588       (925) 734-9990
-----------------------------------------------------------------------------

               PAYROLL

-------------------------------------
Paychecks                   25,887.44
-------------------------------------
Manuals                          0.00
-------------------------------------
  CheckPro Manuals               0.00
-------------------------------------
  Manual Check Manuals           0.00
-------------------------------------
  Adj Check Manuals              0.00
-------------------------------------
Voids:                           0.00
-------------------------------------
  Paycheck Voids                 0.00
-------------------------------------
  Direct Deposit Voids           0.00
-------------------------------------
  CheckPro Voids                 0.00
-------------------------------------
  Manual Voids                   0.00
-------------------------------------
  Adjustment Voids               0.00
-------------------------------------
Direct Deposit                   0.00
-------------------------------------
Taxes                       24,018.46
-------------------------------------

-------------------------------------
TOTAL                       49,905.90
-------------------------------------

               FEDERAL

------------------------------------------
EMPLOYEE TAXES
------------------------------------------
Federal Income Tax               12,089.20
------------------------------------------
Social Security (FICA)            2,741.59
------------------------------------------
Federal Medicare                    641.19
------------------------------------------
Advanced Earned Income Credit         0.00
------------------------------------------
  Sub-Total                      15,471.98
------------------------------------------

------------------------------------------
EMPLOYER TAXES
------------------------------------------
Social Security - Employer        2,741.59
------------------------------------------
Federal Medicare - Employer         641.19
------------------------------------------
Federal Unemployment                353.75
------------------------------------------
  Sub-Total                       3,736.53
------------------------------------------

------------------------------------------
TOTAL                            19,208.51
------------------------------------------

          CALIFORNIA

---------------------------------
EMPLOYEE TAXES
---------------------------------
Income Tax               2,359.95
---------------------------------
State Disability           353.99
---------------------------------
  Sub-Total              2,713.94
---------------------------------

---------------------------------
EMPLOYER TAXES
---------------------------------
Unemployment             1,769.95
---------------------------------
EE Training Fund            39.34
---------------------------------
  Sub-Total              1,809.29
---------------------------------

---------------------------------
TOTAL                    4,523.23
---------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 01/15/2003.

---------------------------------------------------------------------------------------------------
Total funds required for this payroll (paychecks & tax liabilities minus memo entries):   49,905.90
Tax liabilities minus memo entries:                                                       24,018.46
---------------------------------------------------------------------------------------------------

                                 MOR-1 EXHIBIT 1

-------------------------------------------------------------------------------------------------------------------------------
PRGN-PSI-PEREGRINE SYSTEMS, INC.                                         CONTROL # 056A/0113/1343             PROBUSINESS
REPORT DATE 01/13/2003  PAGE 001  PAYGROUP 1       ADVICE OF DEBIT       CHECK DATE 01/15/2003 PERIOD   01/01/2003 - 01/15/2003
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
ProBusiness       4125 Hopyard Dr., Pleasanton, CA 94588       (925) 734-9990
-----------------------------------------------------------------------------

               PAYROLL

-----------------------------------------
Paychecks                      111,642.78
-----------------------------------------
Manuals                         24,185.54
-----------------------------------------
  CheckPro Manuals              24,185.54
-----------------------------------------
  Manual Check Manuals               0.00
-----------------------------------------
  Adj Check Manuals                  0.00
-----------------------------------------
Voids:                               0.00
-----------------------------------------
  Paycheck Voids                     0.00
-----------------------------------------
  Direct Deposit Voids               0.00
-----------------------------------------
  CheckPro Voids                     0.00
-----------------------------------------
  Manual Voids                       0.00
-----------------------------------------
  Adjustment Voids                   0.00
-----------------------------------------
Direct Deposit               1,027,522.02
-----------------------------------------
Taxes                          838,842.95
-----------------------------------------
Third Party Checks               5,465.90
-----------------------------------------

-----------------------------------------

-----------------------------------------
TOTAL                        2,007,659.19
-----------------------------------------

               FEDERAL

------------------------------------------------
EMPLOYEE TAXES
------------------------------------------------
Federal Income Tax                    356,235.77
------------------------------------------------
Social Security (FICA)                117,720.11
------------------------------------------------
Federal Medicare                       27,798.81
------------------------------------------------
Advanced Earned Income Credit               0.00
------------------------------------------------
  Sub-Total                           501,754.69
------------------------------------------------

------------------------------------------------
EMPLOYER TAXES
------------------------------------------------
Social Security - Employer            117,720.11
------------------------------------------------
Federal Medicare - Employer            27,798.81
------------------------------------------------
Federal Unemployment                   12,895.39
------------------------------------------------
  Sub-Total                           158,414.31
------------------------------------------------

------------------------------------------------
TOTAL                                 660,169.00
------------------------------------------------

                     ALABAMA

-----------------------------------------------
EMPLOYEE TAXES
-----------------------------------------------
Income Tax                               107.08
-----------------------------------------------
  Sub-Total                              107.08
-----------------------------------------------

-----------------------------------------------
EMPLOYER TAXES
-----------------------------------------------
Unemployment                              19.94
-----------------------------------------------
Employment Security Assessment             1.87
-----------------------------------------------
  Sub-Total                               21.81
-----------------------------------------------

-----------------------------------------------
TOTAL                                    128.89
-----------------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 01/15/2003.

------------------------------------------------------------------------------------------------------------------------
Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):   1,983,473.65
Tax liabilities minus memo entries:                                                                           838,842.95
------------------------------------------------------------------------------------------------------------------------

                                 MOR-1 EXHIBIT 1

-------------------------------------------------------------------------------------------------------------------------------
PRGN-PSI-PEREGRINE SYSTEMS, INC.-                                        CONTROL # 057A/0128/1419             PROBUSINESS
REPORT DATE 01/28/2003  PAGE 001  PAYGROUP 1       ADVICE OF DEBIT       CHECK DATE 01/31/2003 PERIOD   01/16/2003 - 01/31/2003
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
ProBusiness       4125 Hopyard Dr., Pleasanton, CA 94588       (925) 734-9990
-----------------------------------------------------------------------------

                PAYROLL

-----------------------------------------
Paychecks                       60,462.06
-----------------------------------------
Manuals                         44,032.79
-----------------------------------------
  CheckPro Manuals              44,032.79
-----------------------------------------
  Manual Check Manuals               0.00
-----------------------------------------
  Adj Check Manuals                  0.00
-----------------------------------------
Voids:                          (3,426.46)
-----------------------------------------
  Paycheck Voids                     0.00
-----------------------------------------
  Direct Deposit Voids          (3,426.46)
-----------------------------------------
  CheckPro Voids                     0.00
-----------------------------------------
  Manual Voids                       0.00
-----------------------------------------
  Adjustment Voids                   0.00
-----------------------------------------
Direct Deposit               1,600,328.36
-----------------------------------------
Taxes                        1,147,839.03
-----------------------------------------
Third Party Checks               4,091.00
-----------------------------------------

-----------------------------------------

-----------------------------------------
TOTAL                        2,853,326.78
-----------------------------------------

                 FEDERAL

--------------------------------------------
EMPLOYEE TAXES
--------------------------------------------
Federal Income Tax                575,132.34
--------------------------------------------
Social Security (FICA)            151,307.88
--------------------------------------------
Federal Medicare                   40,435.77
--------------------------------------------
Advanced Earned Income Credit           0.00
--------------------------------------------
  Sub-Total                       766,875.99
--------------------------------------------

--------------------------------------------
EMPLOYER TAXES
--------------------------------------------
Social Security - Employer        151,307.88
--------------------------------------------
Federal Medicare - Employer        40,435.77
--------------------------------------------
Federal Unemployment                7,790.30
--------------------------------------------
  Sub-Total                       199,533.95
--------------------------------------------

--------------------------------------------
TOTAL                             966,409.94
--------------------------------------------

                   ALABAMA

-------------------------------------------
EMPLOYEE TAXES
-------------------------------------------
Income Tax                           107.08
-------------------------------------------
  Sub-Total                          107.08
-------------------------------------------

-------------------------------------------
EMPLOYER TAXES
-------------------------------------------
Unemployment                          19.94
-------------------------------------------
Employment Security Assessment         1.87
-------------------------------------------
  Sub-Total                           21.81
-------------------------------------------

-------------------------------------------
TOTAL                                128.89
-------------------------------------------

Our records show that your taxes will be processed by Power Tax.

An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

Your account will be debited for this amount minus any memo entries on 01/31/2003.

-------------------------------------------------------------------------------------------------------------------------
Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):    2,812,720.45
Tax liabilities minus memo entries:                                                                          1,147,839.03
-------------------------------------------------------------------------------------------------------------------------

                                 MOR-1 EXHIBIT 1

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD OF 1/1/2003 - 1/31/2003

                                                                     FOR PERIOD        TOTAL POST-FILING
                                                                  1/1/03 - 1/31/03     9/22/02 - 1/31/03
                                                                  ----------------     -----------------
Revenues:
        Licenses                                                    $   358,307          $   8,460,524
        Maintenance                                                   4,091,716             18,668,714
        Services                                                        294,473              5,187,052
                                                                    -----------          -------------
                 TOTAL REVENUE:                                       4,744,496             32,316,290

COSTS AND EXPENSES:
        Cost of licenses and hardware                                    36,120                322,282
        Cost of Maintenance                                             797,668              3,193,571
        Cost of Services                                                778,790              4,756,507
        Sales                                                         2,166,328              9,515,408
        Marketing                                                       615,163              2,019,358
        Product Marketing                                                68,682                449,941
        Development                                                   1,423,498              6,042,632
        General & administrative                                      7,876,773             31,513,135
                                                                    -----------          -------------

                 TOTAL COSTS AND EXPENSES:                           13,763,021             57,812,835

                                                                    -----------          -------------
                 OPERATING INCOME (LOSS)                             (9,018,524)           (25,496,545)

OTHER INCOME AND EXPENSES:

        Interest income (expenses)                                       24,074 (1)           (439,050)
        Other income (expenses)                                          17,764                101,186
                                                                    -----------          -------------
                 INCOME (LOSS) BEFORE REORGANIZATION ITEMS           (8,976,687)           (25,834,409)
                                                                    -----------          -------------
REORGANIZATION ITEMS:
        Professional Fees                                                48,964                569,463
        U.S. Trustee Quarterly Fees                                           -                 20,000
        (Gain) Loss from Sale of Assets                                       -            916,660,423 (2)
        Other Reorganization Expenses                                                               -
                                                                    -----------          -------------
                 Total Reorganization Items                              48,964            917,249,885
        Income tax benefit (expense)                                          -                      -
                                                                    -----------          -------------
NET INCOME/(LOSS)                                                   $(9,025,651)         $(943,084,294)
                                                                    ===========          =============

NOTE:

(1) Interest expense reported for the Debtor is interest expense for the consolidated group of Debtor and Debtor affiliates. It has not been allocated to Debtor affiliates for reporting purposes.

(2) Cumulative loss from sales of assets consists of approximately $914.3 million related to the sale of Peregrine Remedy in November 2002 and approximately $2.4 million related to the sales of the Telco business unit and XOL product set in December 2002. The loss related to the sale of Peregrine Remedy reported herein included writeoffs of goodwill and intangible assets which were subject to 3/31/02 audit adjustments. The 3/31/02 audit results were finalized during this reporting period and goodwill of approximately $735 million relating to assets sold during November 2002 was written off. These audit adjustments have not yet been reflected on these monthly operating reports. Additional final adjustments to intangible assets and other accounts during the quarters ending 6/30/02 and 9/30/02 are pending. Once these adjustments are finalized, the loss on sale of assets relating to Remedy will be restated.

                                                                      FORM MOR-2

                             PEREGRINE SYSTEMS, INC.
                              CASE NO. 02-12740-JKF
                                  BALANCE SHEET
                             AS OF JANUARY 31, 2003

                                                                 1/31/03
                                                             ---------------
                                                                   (1)
                         ASSETS
CURRENT ASSETS
     Cash and cash equivalents                               $   161,756,159
     Trade receivable, net of allowance                           23,689,807
     Financed and other receivables                               42,462,960
     Other current assets                                         17,996,923
                                                             ---------------
             Total Current Assets                                245,905,849

PROPERTY AND EQUIPMENT, NET                                       26,362,780

OTHER ASSETS
     Intercompany receivables                                    197,957,346
     Financed and other receivables - LT                          17,965,014
     Goodwill                                                     94,896,674
     Other intangible assets, investments and other, net          81,852,861
                                                             ---------------
           TOTAL ASSETS                                      $   664,940,524
                                                             ===============
             LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
     Accounts payable                                        $     3,047,078
     Accrued payroll expenses                                      3,950,313
     Accrued expenses                                              1,851,439
     Deferred revenue                                             36,554,219
     Intercompany payables                                       139,958,280
     DIP financing from BMC                                                -
                                                             ---------------
           Total Postpetition Liabilities                        185,361,329

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
     Secured Debt:
         Proceeds from financed A/R payable to Banks              41,154,000
         Long-term debt                                              313,844
     Priority Debt:
         Accrued income taxes                                     24,094,955
     Unsecured Debt:
         Accounts payable                                         46,180,875
         Intercompany payables                                   345,868,295
         Convertible subordinated notes                          264,194,796
                                                             ---------------
           Total Pre-Petition Liabilities                        721,806,765

STOCKHOLDERS' EQUITY
     Common stock                                                    410,656
     Additional paid-in capital                                3,266,312,210
     Treasury stock                                              (10,342,579)
     Equity in subsidiaries                                        2,817,246
     Accumulated deficit pre-petition                         (2,538,089,031)
     Accumulated deficit postpetition                           (943,084,294)
     Adjustments to Stockholders equity:
         Deferred compensation                                   (14,569,574)
         Cumulative translation adjustment                          (380,595)
         Other Comprehensive Income                               (5,301,610)
                                                             ---------------
           Total Stockholders' Equity                           (242,227,570)

                                                             ---------------
             TOTAL LIABILITIES & EQUITY                      $   664,940,524
                                                             ===============

NOTE

(1) Balances are subject to restatement pending the publication of Q1, Q2 and Q3 FY2003 financial statements.

                                                                      FORM MOR-3

IN RE:  PEREGRINE SYSTEMS, INC.              CASE NO. 02-12740-JKF
                DEBTOR                       REPORTING PERIOD:  1/1/03 - 1/31/03

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                                     NUMBER OF DAYS PAST DUE
                                                          Current         0-30      31-60    61-90   Over 90      Total
Accounts Payable                                       $  2,877,901     $157,618   $11,559    $0       $0      $  3,047,078
Accrued payroll expenses                                  3,950,313                                               3,950,313
Accrued expenses                                          1,851,439                                               1,851,439
Taxes Payable                                                                                                             -
Rent/Leases-Building                                                                                                      -
Rent/Leases-Equipment                                                                                                     -
Secured Debt/Adequate Protection Payments                                                                                 -
Professional Fees                                                                                                         -
Amounts Due to Insiders*                                                                                                  -
Deferred Revenue                                         36,554,219                                              36,554,219
Intercompany payable                                    139,958,280                                             139,958,280
Revolving Debt Loan                                                                                                       -
                                                       --------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                               $185,192,152     $157,618   $11,559    $0       $0      $185,361,329
                                                       ====================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

0-30 days amount relates to the following: 1) $45K in dispute with Inovis, Inc., regarding receivable from them,

         2) the majority of the remainder of accounts payable were paid in the month of February.

31-60 days amount includes $10K in dispute for Club One (closed fitness center).

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-4
                                                                      (9/99)

In re PEREGRINE SYSTEMS, INC.                         Case No. 02-12740-JKF
                  Debtor                              Reporting Period: 1/31/03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                          AMOUNT
Total Accounts Receivable at the beginning of the reporting period         45,405,305
+ Amounts billed during the period                                          4,223,192
- Amounts collected during the period                                     (22,849,428)
Total Accounts Receivable at the end of the reporting period               26,779,069

ACCOUNTS RECEIVABLE AGING                                                    AMOUNT
0 - 30 days old                                                            14,722,094
31 - 60 days old                                                            4,834,207
61 - 90 days old                                                            1,044,244
91+ days old                                                                6,178,524
Total Accounts Receivable                                                  26,779,069
Amount considered uncollectible (Bad Debt)                                  3,089,262
Accounts Receivable (Net)                                                  23,689,807

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                               YES    NO
1. Have any assets been sold or transferred outside the normal course of business                  X
   this reporting period?  If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession         X
   account this reporting period?  If yes, provide an explanation below. (SEE NOTE 1)
3. Have all postpetition tax returns been timely filed?  If no, provide an explanation      X
   below.
4. Are workers compensation, general liability and other necessary insurance                X
   coverages in effect?  If no, provide an explanation below.

NOTE:

(1) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                  )     Chapter 11
                                        )
PEREGRINE SYSTEMS, INC., et al., (1)    )     Cases No. 02-12740 (JKF)
                                        )     (Jointly Administered)
                           Debtors.     )

                              AFFIDAVIT OF SERVICE

STATE OF DELAWARE          )
                           )  ss:
COUNTY OF NEW CASTLE       )

         I, Louise L. Tuschak, being duly sworn according to law, deposes and says that she is employed by the law firm of Pachulski, Stang, Ziehl, Young, Jones & Weintraub P.C. and that on the 28th day of March 2003, she caused a copy of the following document(s) to be served upon the attached service list(s) in the manner indicated:

      MONTHLY OPERATING REPORT FOR PEREGRINE SYSTEMS, INC.
   FOR THE MONTH ENDED JANUARY 31, 2003

                                                   /s/ Louise L. Tuschak
                                                   ----------------------
                                                   Louise L. Tuschak

Sworn to and subscribed before
me this 28th day of March 2003

/s/ [ILLEGIBLE]
---------------------------
Notary Public
My Commission Expires: 02/11/04

---------------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

Peregrine Systems, Inc., et al.
Operating Report Service List
Case No. 02-12740
Document No.: 57321
Client No. 69964.001
09 - Hand Delivery
11 - Overnight Delivery

(COUNSEL FOR DEBTORS)
Laura Davis Jones, Esquire
Pachulski, Stang, Ziehl, Young & Jones P.C.
919 Market Street, 16th Floor
P.O. Box 8705
Wilmington, DE 19899-8705

HAND DELIVERY
(Parcels)
Vito I. DiMaio Parcels, Inc.
4 East Seventh Street
Wilmington, DE 19801

HAND DELIVERY
Frank Perch, Esquire
Office of the U.S. Trustee
844 N. King Street
Wilmington, DE 19801

HAND DELIVERY
(Counsel for Fleet Business Credit LLC)
Regina A. Iorii, Esquire
Ashby & Geddes
222 Delaware Avenue, 17th Fl.
Wilmington, DE 19899

HAND DELIVERY
(Counsel to Foothill as Administrative Agent to the Prepetition Lenders) Adam Landis, Esquire
Klett Rooney Lieber & Schorling
1000 West Street, Suite 1410
Wilmington, DE 19899

HAND DELIVERY
(Counsel for Silicon Valley Bank)
Scott D. Cousins, Esquire
William Chipman, Esquire
Greenberg Traurig LLP
The Brandywine Building
1000 West Street, Suite 1540
Wilmington, DE 19801

HAND DELIVERY
(Lender Parties Counsel for Wells Fargo)
HSBC Trade Bank
Noel C. Burnham, Esquire
Montgomery, McCracken, Walker & Rhoads, LLP
300 Delaware Avenue, Suite 750
Wilmington, DE 19801

HAND DELIVERY
(Counsel to State Street Bank and Trust Company)
Francis A. Monaco, Jr., Esquire
Walsh, Monzack and Monaco, P.A.
1201 N. Orange Street, Suite 400
Wilmington, DE 19899-2031

HAND DELIVERY
(Counsel to BMC Software Inc.)
Ian Connor Bifferato
Bifferato Bifferato & Gentilotti
1308 Delaware Avenue
P.O. Box 2165
Wilmington, DE 19899-2165

HAND DELIVERY
(Counsel to the Official Committee of Unsecured Creditors)
Robert S. Brady, Esquire
Young Conaway Stargatt & Taylor LLP
1000 West Street, 17th Floor
P. O. Box 391
Wilmington, DE 19899-0391

OVERNIGHT DELIVERY
(Debtor)
Kathy Vizas
Ken Sexton
Peregrine Systems, Inc.
3611 Valley Centre Drive, 5th Floor
San Diego, CA 92130

OVERNIGHT DELIVERY
(Counsel for BMC Software, Inc.)
William Wallander, Esquire
Vinson & Elkins LLP
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201

OVERNIGHT DELIVERY
(Counsel for State Street Bank and Trust Company)
Jeanne Darcey, Esquire
Palmer & Dodge
111 Huntington Avenue at Prudential Center
Boston, MA 02199-7613

OVERNIGHT DELIVERY
(Counsel to Foothill as Administrative Agent to the Prepetition Lenders) Jeffrey D. Hermann, Esquire
Brobeck, Phleger & Harrison, LLP
550 S. Hope Street
Los Angeles, CA 90071-2604

OVERNIGHT DELIVERY
(Counsel for Fleet Business Credit, LLC)
Kaye Scholer, LLP
Richard G. Smolev, Esquire
425 Park Avenue
New York, NY 10022-3598

OVERNIGHT DELIVERY
(Counsel for Silicon Valley Bank)
Leo D. Plotkin, Esquire
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, CA 90049

OVERNIGHT DELIVERY
(Lender Parties Counsel for Wells Fargo)
HSBC Trade Bank
Craig A. Barbarosh, Esquire
Pillsbury Winthrop, LLP
650 Town Center Drive, 7th Floor
Costa Mesa, CA 92626-7122

OVERNIGHT DELIVERY
(Lender Parties Local Counsel for Wells Fargo)
Natalie Ramsey, Esquire
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad
Philadelphia, PA 19109

FIRST CLASS MAIL
Lawrence J. McSwiggan
Heller Ehrman White & McAuliffe LLP
275 Middlefield Road
Menlo Park, CA 94025-3506

MISCELLANEOUS:
02-12740-JKF Peregrine Systems, Inc.

                              U.S. BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

Notice of Electronic Filing

The following transaction was received from McFarland, Scotta Edelen entered on 3/28/2003 at 7:59 PM EST and filed on 3/28/2003
CASE NAME:       Peregrine Systems, Inc.
CASE NUMBER:     02-12740-JKF
DOCUMENT NUMBER: 1406

DOCKET TEXT:
Debtor-In-Possession Monthly Operating Report for Filing Period January 1, 2003-January 31, 2003 for Peregrine Systems, Inc. Filed by Peregrine Systems, Inc. (Attachments: # (1) Affidavit) (McFarland, Scotta)

The following document(s) are associated with this transaction:

DOCUMENT DESCRIPTION: Main Document
ORIGINAL FILENAME:\\PSZY1_DE\Data\EFileDocuments\Peregrine\3-28-03\SEM\MORPSI
\PSI.pdf
ELECTRONIC DOCUMENT STAMP:
(STAMP bkecfStamp_ID=983460418 [Date=3/28/2003] [FileNumber=1436685-0]
[338e9061f56ed77c6906488b17c484120a6fe747f/e8c574f29877181b8b80dae594
c540ea74c0e73aa1f367052e9176f41399303001b35e25bdae3e4aa248ac]]
DOCUMENT DESCRIPTION: Affidavit
ORIGINAL FILENAME:\\PSZY1_DE\Data\EFileDocuments\Peregrine\3-28-03\SEM\MORPSI
\PRIAff.pdf
ELECTRONIC DOCUMENT STAMP:
[STAMP bkecfStamp_ID=983460418 [Date=3/28/2003] [FileNumber=1436685-1]
[9323fb9c4089a6cff2e900bb1f2d102da24283c74d95af43c3a2dd81fca44bd281f5
67e810574178532e543188713b3c087c52014e79efe725c81bf9ab429b39]]

02-12740-JKF NOTICE WILL BE ELECTRONICALLY MAILED TO:

William Pierce Bowden  wbowden@ashby-geddes.com;rxza@ashby-geddes.com

Charles J. Brown  bankruptcyemail@elzufon.com

Noel C. Burnham  nburnham@mmwr.com,
bankruptcy@mmwr.com;jperri@mmwr.com;imarch@mmwr.com

Timothy Patrick Cairns  bankruptcy@ycst.com,

William E. Chipman Jr.  bankruptcydel@gtlaw.com

M. Blake Cleary  bankruptcy@ycst.com